SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
                               (Amendment no. __)


Filed by the Registrant    [X]
Filed by a party other than the Registrant   [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                               ENOVA SYSTEMS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transactions applies:

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(2)  Aggregate number of securities to which transactions applies:

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(3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

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[ ]   Fee paid previously with preliminary materials.
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[ ]   Check box if any part of the fee is offset as  provided  by  Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount previously paid:

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(2)   Form, Schedule or Registration Statement No.:

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(3)  Filing party:

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(4)  Date filed:

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


                               ENOVA SYSTEMS, INC.
                    Notice of Annual Meeting of Shareholders
                          To Be Held November 13, 2001


To the Shareholders of ENOVA SYSTEMS, INC.:


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Enova Systems, Inc., a California corporation (the "Company"), will be held at 19850 South Magellan Drive, Torrance, California 90502, on Tuesday, November 13, 2001, at 8:30 a.m., local time, for the following purposes:

              1. AUTHORIZATION FOR THE BOARD OF DIRECTORS TO EFFECT A REVERSE STOCK SPLIT IN A RATIO OF ONE-FOR-TWENTY. To authorize the Board of Directors to effect, any time until the next Annual Meeting of Shareholders, a reverse stock split of the Company's Common Stock in a ratio of one-for-twenty;

              2. AUTHORIZATION FOR THE BOARD OF DIRECTORS TO EFFECT A REVERSE STOCK SPLIT IN A RATIO OF ONE-FOR-FIFTEEN. To authorize the Board of Directors to effect, any time until the next Annual Meeting of Shareholders, a reverse stock split of the Company's Common Stock in a ratio of one-for-fifteen;

              3. AUTHORIZATION FOR THE BOARD OF DIRECTORS TO EFFECT A REVERSE STOCK SPLIT IN A RATIO OF ONE-FOR-TEN. To authorize the Board of Directors to effect, any time until the next Annual Meeting of Shareholders, a reverse stock split of the Company's Common Stock in a ratio of one-for-ten;

              4. AUTHORIZATION FOR THE BOARD OF DIRECTORS TO EFFECT A REVERSE STOCK SPLIT IN A RATIO OF ONE-FOR-FIVE. To authorize the Board of Directors to effect, any time until the next Annual Meeting of Shareholders, a reverse stock split of the Company's Common Stock in a ratio of one-for-five;

              5. ELECTION OF DIRECTORS. To elect seven (7) Directors of the Company to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified;

              6. SELECTION OF INDEPENDENT AUDITORS. To ratify the appointment of Moss Adams LLP as the independent auditors for the Company for the fiscal year ending December 31, 2001; and

              7. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement which is attached and made a part hereof.

         The Board of Directors has fixed the close of business on October 17, 2001 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

         After careful consideration, the Company's Board of Directors has approved the proposals and recommends that you vote in favor of each such proposal.


                                             By Order of the Board of Directors

                                             /s/ Carl D. Perry
                                             -----------------
                                             Carl D. Perry
                                             Chief Executive Officer

Torrance, California
October 22, 2001



YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY. IF YOU DO NOT EXPECT TO ATTEND IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU ATTEND THE ANNUAL MEETING AND VOTE BY BALLOT, YOUR PROXY WILL BE AUTOMATICALLY REVOKED AND ONLY YOUR VOTE AT THE ANNUAL MEETING WILL BE COUNTED.

                            Mailed to Shareholders on or about October 25, 2001




                               ENOVA SYSTEMS, INC.
                           19850 South Magellan Drive
                           Torrance, California 90502
                        _________________________________

                                 PROXY STATEMENT
                       __________________________________

                     For the Annual Meeting of Shareholders
                         To Be Held on November 13, 2001



         The enclosed proxy ("Proxy") is solicited on behalf of the Board of Directors (the "Board") of Enova Systems, Inc., a California corporation (the "Company"), for use at the 2001 Annual Meeting of Shareholders to be held on Tuesday, November 13, 2001 at 8:30 a.m., local time, at the Company's executive offices located at 19850 South Magellan Drive, Torrance, California 90502, and at any adjournment thereof.

         This Proxy Statement and the accompanying form of Proxy are to be mailed to the shareholders entitled to vote at the Annual Meeting on or about October 25, 2001. The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice and are described in more detail in the Proxy Statement. All shareholders of record at the close of business on October 17, 2001 are entitled to notice of, and to vote at, the Annual Meeting.

Proxies

         If any shareholder is unable to attend the Annual Meeting, such shareholder may vote by proxy. The enclosed proxy is solicited by the Board. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Annual Meeting. Shareholders are urged to specify their choices on the enclosed proxy card. If a proxy card is signed and returned without choices specified, in the absence of contrary instructions, the shares of Common Stock, Series A Convertible Preferred Stock ("Series A Preferred Stock") and Series B Convertible Preferred Stock ("Series B Preferred Stock"), as the case may be, represented by such proxy card will be voted "FOR" Proposals 1, 2, 3, 4, 5 and 6, and will be voted in the proxy holders' discretion as to other matters that may properly come before the Annual Meeting.

Revocability of Proxy

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by: (i) delivering to the Company at its executive offices, 19850 South Magellan Drive Torrance, California 90502 (to the attention of Carl D. Perry, the Company's President), a written notice of revocation or a duly executed proxy bearing a later date; or
(ii) attending the Annual Meeting and voting in person.

Solicitation

         The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its Officers, Directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

Record Date and Voting

         The close of business on October 17, 2001 has been fixed as the record date (the "Record Date") for determining the holders of shares of Common Stock, Series A Preferred Stock, and Series B Preferred Stock of the Company entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had 297,520,941 shares of Common Stock, 2,844,336 shares of Series A Preferred Stock, and 1,217,196 shares of Series B Preferred Stock, for an aggregate of 303,603,018 shares, outstanding and entitled to vote at the Annual Meeting.

         The presence at the Annual Meeting of a majority of the shares of Common Stock, Series A Preferred Stock, and Series B Preferred Stock of the Company in the aggregate on an as converted basis, or approximately 151,702,584 of these shares on an as converted basis either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

         Each outstanding share of Common Stock and Series A Preferred Stock on the Record Date is entitled to one (1) vote, and each outstanding share of Series B Preferred Stock on the Record Date is entitled to two (2) votes on all matters voted on at the Annual Meeting, except that (i) the holders of the Series B Preferred Stock are voting as a separate class to fill two vacancies allotted to the Series B Preferred Stock by voting for two (2) directors, (ii) the holders of the Common Stock and Series A Preferred Stock are voting together as a single class for the election of five (5) directors, and (iii) cumulative voting may be used in the election of directors to be elected by the Common Stock and the Series A Preferred Stock. Under cumulative voting, each holder of Common Stock and Series A Preferred Stock may cast for a single candidate, or distribute among the candidates as such holder chooses, a number of votes equal to the number of candidates (five (5) at this meeting) multiplied by the number of shares held by such shareholder. Cumulative voting will apply only to those candidates whose names have been placed in nomination prior to voting. No shareholder shall be entitled to cumulate votes unless the shareholder has given notice at the meeting, prior to the voting, of the shareholder's intention to cumulate the shareholder's votes. If any one shareholder gives such notice, all shareholders may cumulate their votes for candidates in nomination, except to the extent that if a shareholder withholds votes from the nominees, the proxy holders named in the accompanying form of proxy, in their sole discretion, will vote such proxy for, and, if necessary, exercise cumulative voting rights to secure the election of the nominees listed below as directors of the Company.

         The Common Stock, Series A Preferred Stock, and Series B Preferred Stock will vote together as a single class on all matters scheduled to be voted on at the Annual Meeting, other than: (i) Proposal No. 1, 2, 3 and 4, the authorization for the Board to effect a one-for-twenty, one-for-fifteen, one-for-ten or one-for-five reverse stock split, for which the affirmative vote of a majority of the outstanding Common Stock, voting as a separate class, will be required in addition to the affirmative vote of a majority of the outstanding Common Stock, Series A Preferred Stock, and Series B Preferred Stock, voting together as a single class; and (ii) Proposal No. 5, the election of directors, for which the Series B Preferred Stock, voting as a separate class, shall vote to elect two (2) of the seven (7) directors, and for which the outstanding Common Stock and Series A Preferred Stock, voting together as a single class, shall vote to elect five (5) directors.

         An affirmative vote of a majority of the issued and outstanding shares of Common Stock (not just shares present and voting at the meeting), and an affirmative vote of a majority of the issued and outstanding shares of Common Stock, Series A Preferred Stock, and Series B Preferred Stock in the aggregate (not just shares present and voting at the meeting) is required for approval of Proposal 1, 2, 3 and 4. An affirmative vote of a majority of the shares of Common Stock, Series A Preferred Stock, and Series B Preferred Stock, present and voting at the meeting, either in person or by proxy, is required for approval of Proposals 5 (subject to cumulative voting if invoked) and 6.

         An automated system administered by the Company's Common Stock transfer agent will tabulate votes of the holders of Common Stock cast by proxy, and the Company's Series A and Series B Preferred Stock transfer agent will tabulate votes of the holders of Series A and Series B Preferred Stock cast by proxy. An employee of the Company will tabulate votes cast in person at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting, and each is tabulated separately. However, broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal. In determining whether a proposal has been approved, abstentions are counted as votes against the proposal and broker non-votes are not counted as votes for or against the proposal, except broker non-votes will have the effect of a negative vote for Proposals 1, 2, 3, and 4 since such proposals require the approval of an affirmative vote of a majority of the outstanding shares of the Company's Common Stock (not just shares present and voting at the meeting), and an affirmative vote of a majority of the Common Stock, Series A Preferred Stock, and Series B Preferred Stock (not just shares present and voting at the meeting).

         The Annual Report of the Company for the year ended December 31, 2000 has been mailed concurrently with the mailing of the Notice of Annual Meeting and Proxy Statement to all shareholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

         Please  mark,   date,  sign  and  return  the  enclosed  Proxy  in  the
accompanying postage-prepaid, return envelope as soon as possible so that, if you are unable to attend the Annual Meeting, your shares may be voted.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

                                 PROPOSAL NO. 1
                         AUTHORIZATION FOR THE BOARD TO
                             EFFECT A ONE-FOR-TWENTY
                               REVERSE STOCK SPLIT
General

         The Company's shareholders are being asked at this annual meeting to approve four different reverse stock split proposals. The Board has directed that each of the reverse stock splits outlined in Proposals 1, 2, 3 and 4 of this Proxy be submitted to the Company's shareholders for consideration and action. The Board may subsequently approve and effect, in its sole discretion, one of the reverse stock splits approved by the shareholders based on its determination of which reverse stock split will allow adequate additional shares of Common Stock to be issued for potential future financing and which results in the greatest marketability and liquidity of the Common Stock.

         The Company's shareholders are being asked in Proposal 1 to act upon a proposal to authorize the Board to effect a reverse stock split in the ratio of one-for-twenty at any time prior to the next Annual Meeting of Shareholders. At the last annual meeting, held on June 1, 2000, reverse stock splits identical to those proposed herein were approved by the shareholders. However, the Company did not implement any one of these reverse stock splits.

         Except as may result from the rounding of fractional shares as described below, each shareholder will hold the same percentage of Common Stock outstanding immediately following a one-for-twenty reverse stock split as each shareholder did immediately prior to a one-for-twenty reverse stock split. If approved by the shareholders of the Company, one of the four proposed reverse stock splits would become effective on any date (the "Effective Date") selected and approved by the Board on or prior to the Company's next Annual Meeting of Shareholders. If none of the reverse stock splits adopted by the shareholders is subsequently approved by the Board and effected by such date, the Board will again seek shareholder approval.

           An amendment of the Company's Articles of Incorporation is required to effect a reverse stock split. The complete text of the form of an amendment to the Articles of Incorporation for the one-for-twenty reverse stock split is set forth in Exhibit A to this Proxy Statement; however, such text is subject to amendment to include such changes as may be required by the California Secretary of State. If any of the four reverse stock splits set forth in Proposals 1, 2, 3, or 4 is approved by the requisite vote of the Company's shareholders and thereafter approved by the Board, upon filing of the applicable Amendment to the Articles with the California Secretary of State on the Effective Date, a reverse stock split will be effective. For example, if the one-for-twenty reverse stock split is approved, upon the filing of the one-for-twenty reverse stock split amendment to the Articles of Incorporation, each share of the Common Stock issued and outstanding immediately prior thereto (the "Old Common Stock"), will be, automatically and without any action on the part of the shareholders, converted into and reconstituted into 1/20th, of a share of the Company's Common Stock (the "New Common Stock"); provided, however, that no fractional shares of New Common Stock will be issued as a result of any of the one-for-twenty reverse stock split. In lieu of any such fractional share interest, each holder of Old Common Stock who would otherwise be entitled to receive a fractional share of New Common Stock will receive cash in lieu of such fractional share of New Common Stock in an amount equal to the product obtained by multiplying (a) the average of the high-bid and low-asked per share prices of the Common Stock as reported on the NASDAQ electronic "Bulletin Board" on the Effective Date (adjusted if necessary to reflect the per share price of the Old Common Stock without giving effect to the reverse stock splits) by (b) the number of shares of Old Common Stock held by such holder that would otherwise have been exchanged for such fractional share interest.

         Shortly after the Effective Date, shareholders will be asked to surrender certificates representing shares of Old Common Stock in accordance with the procedures set forth in a letter of transmittal to be sent by the Company. Upon such surrender, a certificate representing shares of Common Stock resulting from the applicable reverse stock split will be issued and forwarded to the shareholders (and cash in lieu of any fractional share interest); however, each certificate representing shares of Old Common Stock will continue to be valid and represent the number of shares of newly issued Common Stock equal to the number of shares of Old Common Stock (and cash in lieu of such fractional share, as described above) that such shareholder is entitled to receive as a consequence of the resulting reverse stock split. SHAREHOLDERS SHOULD NOT SEND THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL LETTER.

Purposes of the Proposed Reverse Stock Splits

         At the appropriate time, the Board believes any one of the four proposed reverse stock splits is desirable for several reasons. A reverse stock split should enhance the acceptability of the Common Stock by the financial community and the investing public. The reduction in the number of issued and outstanding shares of Common Stock caused by any one of the four proposed reverse stock splits is anticipated initially to increase proportionally the per share market price of the Common Stock. The Board also believes that the proposed reverse stock splits may result in a broader market for the Common Stock than that which currently exists. The expected increased price level may encourage interest and trading in the Common Stock and possibly promote greater liquidity for the Company's shareholders, although such liquidity could be adversely affected by the reduced number of shares of Common Stock outstanding after the Effective Date of any one of the four proposed reverse stock splits. Additionally, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing with lower priced stocks. Some of those policies and practices pertain to the payment of broker's commissions and to time consuming procedures that function to make the handling of lower priced stocks economically unattractive to brokers. In addition, the structure of trading commissions also tends to have an adverse impact upon holders of lower priced stock because the brokerage commission on a sale of lower priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher priced issue. The four proposed reverse stock splits could result in a price level for the Common Stock that will reduce, to some extent, the effect of the above-referenced policies and practices of brokerage firms and diminish the adverse impact of trading commissions on the market for the Common Stock. Any reduction in brokerage commissions resulting from the one of the four proposed reverse stock splits may be offset, however, in whole or in part, by increased brokerage commissions required to be paid by shareholders selling "odd lots" created by such reverse stock splits.

         However, there can be no assurance that any or all of these effects will occur; including, without limitation, that the market price per share of Common Stock after a reverse stock split will be equal to the applicable multiple of the market price per share of Old Common Stock before a reverse stock split, or that such price will either exceed or remain in excess of the current market price. Further, there is no assurance that the market for the Common Stock will be improved. Shareholders should note that the Board cannot predict what effect any one of the four Reverse Stock Split proposals will have on the market price of the Common Stock.

Effects of the One-for-Twenty Reverse Stock Split

         Contingent upon shareholder and Board approval, one of the four proposed reverse stock splits will be effected by filing the applicable
Amendment to the Company's Articles of Incorporation and will be effective immediately upon such filing. The Company reserves the right to forego or postpone filing a reverse stock split amendment to the Articles if such action is determined not to be in the best interests of the Company and its shareholders.

         Without any further action on the part of the Company or the shareholders, after the filing of the applicable Amendment to the Company's Articles effecting one of the approved reverse stock splits, the shares of Old Common Stock will be converted into and reconstituted as the appropriate number of shares of Common Stock resulting from one of the proposed reverse stock splits (and, where applicable, cash in lieu of such fractional share, as described above). As a result of paying cash in lieu of fractional shares resulting from a twenty-for-one reverse stock split, the Company estimates that the entire interest of approximately 50 shareholders (those holding fewer than 20 shares of Common Stock) will be eliminated pursuant to a one-for-twenty reverse stock split. Because such transaction would be mandatory, such shareholders holding fewer than 20 shares who wish to retain their existing equity interest in the Company would be adversely affected. The Company expects that approximately 1,755 shares of currently outstanding shares of Common Stock would result in fractional share interests for which cash would be paid in the twenty-for-one reverse stock split. Shares of Common Stock no longer outstanding as a result of the fractional share settlement procedure will be returned to authorized but unissued shares of the Company.

         After giving effect to the settlement of fractional shares of Common Stock, there will be no material differences between the rights of the shares of Common Stock outstanding prior to the one-for-twenty reverse stock split and those outstanding after the one-for-twenty reverse stock split is effected. The one-for-twenty reverse stock split will, however, result in certain adjustments to the voting rights and conversion ratios of the Series A Preferred Stock and the Series B Preferred Stock. Specifically, pursuant to the terms of the Company's Articles of Incorporation, the one-for-twenty reverse stock split will result in an adjustment to the voting rights of the Series A Preferred Stock and the Series B Preferred Stock so that once a reverse stock split is effected, the relative voting power of such shares to the voting power of the Common Stock and to the voting power of the other series of outstanding Preferred Stock will be in the same proportion as existed immediately prior to a one-for-twenty reverse stock split. For example, under Proposal No. 1, this adjustment would result in a reduction in the voting power of each share of the Series A Preferred Stock from one vote per share to 1/20th of a vote per share and a reduction in the voting power of the Series B Preferred Stock from 2 votes per share to 1/10ths of a vote per share. Thus, the proportionate voting power of the holders of the stock of the Company would not be affected. All of the proposed reverse stock splits will also result in adjustments being made to the conversion ratios of the Series A Preferred Stock and the Series B Preferred Stock so that such shares will be convertible into such number of shares of Common Stock that a holder of such Preferred Stock would have been entitled to receive if such Preferred Stock were to have been converted into Common Stock immediately prior to a proposed reverse stock split. For example, under such adjustments, after the one-for-twenty reverse stock split is made effective, each share of the Series A Preferred Stock will be convertible into 1/20th of a share of Common Stock, as compared to one share of Common Stock prior to the one-for-twenty reverse stock split, and each share of the Series B Preferred Stock will be convertible into either 1/10ths, of a share of Common Stock, as compared to 2 shares of Common Stock prior to the twenty-for-one reverse stock split. Similar adjustments will also be made to the conversion ratios and exercise provisions of the Company's various other outstanding convertible or exercisable securities.

         As proposed hereunder, shareholders have no right under California law to dissent from a reverse stock split of the Common Stock.

         Consummation of a one-for-twenty reverse stock split will not alter the number of authorized shares of Common Stock which will remain at 500,000,000 shares. As discussed above, proportionate voting rights and other rights of the holders of Common Stock and Preferred Stock will not be altered by the one-for-twenty reverse stock split (other than as a result of the payment of cash in lieu of fractional shares, as described above, and other than the change in the number of shares of Common Stock into which the outstanding shares of Series A Preferred Stock and Series B Preferred Stock are convertible).

         Shareholders should note that certain disadvantages may result from the adoption of any of the proposed reverse stock splits. In the event either Proposals 1,2,3 or 4 is approved by the shareholders and one of the approved reverse stock splits is subsequently approved and effected by the Board, the number of outstanding shares of Common Stock would be decreased as a result of the reverse stock split, but the number of authorized shares of Common Stock would not be so decreased. The Company would therefore have the authority to issue a greater number of shares of Common Stock following the one-for-twenty reverse stock split without the need to obtain shareholder approval to authorize additional shares. Any such additional issuance may have the effect of significantly reducing the interest of the existing shareholders of the Company with respect to earnings per share, voting, liquidation value and book and market value per share.

         As of August 10, 2001, the number of issued and outstanding shares of Old Common Stock was 295,890,735. The following table illustrates the effects of a one-for-twenty reverse stock split upon the number of shares of Old Common Stock issued and outstanding, and the number of authorized and unissued shares of Common Stock (assuming that no additional shares of Old Common Stock are issued by the Company after the Record Date).


                              Common Stock                    Authorized and
Reverse Stock Split Ratio     Outstanding(1)            Unissued Common Stock(2)
-------------------------     --------------            ------------------------
        1 for 20               14,794,537                      485,205,463


(1) The figures in this table are calculated based on August 10, 2001 issued and outstanding shares of Old Common Stock as reported in the Company's Form 10Q for the six months ended June 30, 2001, filed with the Securities and Exchange Commission on August 14, 2001. These figures do not take into account any reduction in the number of outstanding shares of Common Stock resulting from the procedures for cashing out fractional shares. In addition, the number of Common Stock shares outstanding does not include shares of Common Stock issuable upon exercise or conversion of outstanding options, warrants or convertible debt but does include the conversion of the Series A and Series B Preferred Stock.

(2) These figures are based on a pre-Reverse Stock Split number of 500,000,000 authorized shares as of August 10, 2001.

         The Common Stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act") and, as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The one-for-twenty reverse stock split will not effect the registration of the Common Stock under the Exchange Act. After the Effective Date, trades of the New Common Stock will continue to be reported on the NASDAQ electronic "Bulletin Board" under the Company's symbol "ENVA." The one-for-twenty reverse stock split will not result in a Rule 13e-3 transaction as defined under the Exchange Act.

Federal Income Tax Consequences of the Proposed Reverse Stock Splits

         The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the four proposed reverse stock splits. The Company, however, believes that because the proposed reverse stock splits are not part of a plan to increase any shareholder's proportionate interest in the assets or earnings and profits of the Company, all of the proposed reverse stock splits will have the following federal income tax effects:

1. A shareholder will not recognize gain or loss on the exchange of Old Common Stock for newly issued Common Stock resulting from a reverse stock split. In the aggregate, the shareholder's basis in shares of newly issued Common Stock resulting from a reverse stock split will equal his basis in shares of Old Common Stock, excluding any basis attributable to shares of Old Common Stock which the shareholder surrenders for cash in lieu of a fractional share of newly issued Common Stock resulting from a reverse stock split.

2. A shareholder's holding period for tax purposes for shares of Common Stock resulting from a reverse stock split will be the same as the holding period for tax purposes of the shares of Old Common Stock exchanged therefor.

3. All of the four proposed reverse stock splits will constitute a reorganization within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code or will otherwise qualify for general nonrecognition treatment, and the Company will not recognize any gain or loss as a result of any of the proposed reverse stock splits.

4. To the extent a shareholder receives cash from the Company in lieu of a fractional share of Common Stock resulting from one of the proposed reverse stock splits, the shareholder will be treated for tax purposes as though he sold the fractional share to the Company. Such a shareholder will recognize a gain equal to the excess of (i) his cash distribution over (ii) his tax basis in the fractional share deemed sold. The gain will be long-term capital gain if the shareholder's shares are capital assets in his hands and if he had held his shares for more than one year before a reverse stock split. If the shareholder's tax basis in the fractional share deemed sold exceeds his cash distribution, the shareholder will recognize a loss.

Vote Required for Shareholder Approval of a One-for-Twenty Reverse Stock Split

         The approval of this Proposal No. 1 requires the affirmative vote of a majority of the outstanding shares of Common Stock, voting separately as a class, and the affirmative vote of a majority of the outstanding shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class (with both the Common Stock and the Series A Preferred Stock having one vote per share and the Series B Preferred Stock having 2 votes per share).


         THE BOARD RECOMMENDS A VOTE FOR THE AUTHORIZATION OF THE BOARD
                     TO AMEND THE ARTICLES OF INCORPORATION

  PURSUANT TO THE RESOLUTIONS SET FORTH IN EXHIBIT A TO THIS PROXY STATEMENT TO
                   EFFECT A ONE-FOR-TWENTY REVERSE STOCK SPLIT

                                 PROPOSAL NO. 2


                         AUTHORIZATION FOR THE BOARD TO
                            EFFECT A ONE-FOR-FIFTEEN
                               REVERSE STOCK SPLIT

General

         The Company's shareholders are also being asked to act upon a proposal to authorize the Board to effect a reverse stock split in the ratio of one-for-fifteen at any time prior to the next Annual Meeting of Shareholders.

         Shareholders are being asked to approve four different reverse stock split proposals. The Board has directed that each of the reverse stock splits outlined in Proposals 1, 2, 3 and 4 be submitted to the Company's shareholders for consideration and action. The Board may subsequently approve and effect, in its sole discretion, one of the reverse stock splits approved by the shareholders based on its determination of which of them will allow adequate additional shares of Common Stock to be issued for potential future financing and which results in the greatest marketability and liquidity of the Common Stock.

         Except as may result from the rounding of fractional shares as described below, each shareholder will hold the same percentage of Common Stock outstanding immediately following the one-for-fifteen reverse stock split as each shareholder did immediately prior to the one-for-fifteen reverse stock split. If approved by the shareholders and Board of the Company, a reverse stock split would become effective on any date (the "Effective Date") approved and selected by the Board on or prior to the Company's next Annual Meeting of Shareholders. If none of the proposed reverse stock splits is effected by such date, the Board will again seek shareholder approval.

          An amendment of the Company's Articles of Incorporation is required to effect a reverse stock split. The complete text of the form of an amendment to the Articles of Incorporation for the one-for-fifteen reverse stock split is set forth in Exhibit B to this Proxy Statement; however, such text is subject to amendment to include such changes as may be required by the California Secretary of State. If any one of the four reverse stock splits set forth in Proposals 1, 2, 3, or 4 is approved by the requisite vote of the Company's shareholders and thereafter approved by the Board, upon filing of the applicable Amendment to the Articles with the California Secretary of State on the Effective Date, a reverse stock split will be effective. For example, if the one-for-fifteen reverse stock split is approved, upon the filing of the one-for-fifteen reverse stock split amendment to the Articles of Incorporation each share of the Common Stock issued and outstanding immediately prior thereto ("Old Common Stock"), will be, automatically and without any action on the part of the shareholders, converted into and reconstituted into 1/15th of a share of the Company's Common Stock (the "New Common Stock"); provided, however, that no fractional shares of New Common Stock will be issued as a result of the one-for-fifteen reverse stock split. In lieu of any such fractional share interest, each holder who would otherwise be entitled to receive a fractional share of New Common Stock will receive cash in lieu of such fractional share of New Common Stock in an amount equal to the product obtained by multiplying (a) the average of the high-bid and low-asked per share prices of the Common Stock as reported on the NASDAQ electronic "Bulletin Board" on the Effective Date (adjusted if necessary to reflect the per share price of the Old Common Stock without giving effect to the Reverse Stock Splits) by (b) the number of shares of Old Common Stock held by such holder that would otherwise have been exchanged for such fractional share interest.

         Shortly after the Effective Date, shareholders will be asked to surrender certificates representing shares of Old Common Stock in accordance with the procedures set forth in a letter of transmittal to be sent by the Company. Upon such surrender, a certificate representing shares of Common Stock resulting from the applicable reverse stock split will be issued and forwarded to the shareholders (and cash in lieu of any fractional share interest); however, each certificate representing shares of Old Common Stock will continue to be valid and represent the number of shares of newly issued Common Stock equal to the number of shares of Old Common Stock (and cash in lieu of such fractional share, as described above) that such shareholder is entitled to receive as a consequence of the resulting reverse stock split. SHAREHOLDERS SHOULD NOT SEND THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL LETTER.

Purposes of the Proposed Reverse Stock Splits

         For a discussion of the purposes of the reverse splits, see the caption entitled "Purposes of the Proposed Reverse Stock Splits" in Proposal No. 1.

Effects of the One-for-Fifteen Reverse Stock Split

         Contingent upon shareholder and Board approval, one of the four proposed reverse stock splits will be effected by filing the applicable
Amendment to the Company's Articles of Incorporation and will be effective immediately upon such filing. The Company reserves the right to forego or postpone filing a reverse stock split amendment to the Articles if such action is determined not to be in the best interests of the Company and its shareholders.

         Without any further action on the part of the Company or the shareholders, after the filing of the applicable Amendment to the Company's Articles effecting a reverse stock split, the shares of Old Common Stock will be converted into and reconstituted as the appropriate number of shares of newly issued Common Stock resulting from a reverse stock split (and, where applicable, cash in lieu of such fractional share, as described above). As a result of paying cash in lieu of fractional shares resulting from a one-for-fifteen reverse stock split, the Company estimates that the entire interest of approximately 50 shareholders (those holding fewer than 15 shares of Common Stock) will be eliminated pursuant to such reverse stock split. Because such transaction would be mandatory, such shareholders holding fewer than 15 shares who wish to retain their existing equity interest in the Company would be adversely affected. The Company expects that approximately 1,755 shares of currently outstanding shares of Common Stock would result in fractional share interests for which cash would be paid in the one-for-fifteen reverse stock split. Shares of Common Stock no longer outstanding as a result of the fractional share settlement procedure will be returned to authorized but unissued shares of the Company.

         After giving effect to the settlement of fractional shares of Common Stock, there will be no material differences between the rights of the shares of Common Stock outstanding prior to the one-for-fifteen reverse stock split and those outstanding after the one-for-fifteen reverse stock split is effected. The one-for-fifteen reverse stock split will, however, result in certain adjustments to the voting rights and conversion ratios of the Series A Preferred Stock and the Series B Preferred Stock. Specifically, pursuant to the terms of the Company's Articles of Incorporation, the one-for-fifteen reverse stock split will result in an adjustment to the voting rights of the Series A Preferred Stock and the Series B Preferred Stock so that once the one-for-fifteen reverse stock split is effected, the relative voting power of such shares to the voting power of the Common Stock and to the voting power of the other series of outstanding Preferred Stock will be in the same proportion as existed immediately prior to the reverse stock split. For example, under this proposal, this adjustment would result in a reduction in the voting power of each share of the Series A Preferred Stock from one vote per share to 1/15th of a vote per share and a reduction in the voting power of the Series B Preferred Stock from 2 votes per share to 2/15ths of a vote per share. Thus, the proportionate voting power of the holders of the stock of the Company would not be affected. The one-for-fifteen reverse stock split will also result in adjustments being made to the conversion ratios of the Series A Preferred Stock and the Series B Preferred Stock so that such shares will be convertible into such number of shares of Common Stock that a holder of such Preferred Stock would have been entitled to receive if such Preferred Stock were to have been converted into Common Stock immediately prior to the reverse stock split. For example, under such adjustments, after the one-for-fifteen reverse stock split is made effective, each share of the Series A Preferred Stock will be convertible into

1/15th of a share of Common Stock, as compared to one share of Common Stock prior to the one-for-fifteen reverse stock split, and each share of the Series B Preferred Stock will be convertible into either 2/15ths, of a share of Common Stock, as compared to 2 shares of Common Stock prior to the one-for-fifteen reverse stock split. Similar adjustments will also be made to the conversion ratios and exercise provisions of the Company's various other outstanding convertible or exercisable securities.

         As proposed hereunder, shareholders have no right under California law to dissent from a reverse stock split of the Common Stock.

         Consummation of the one-for-fifteen reverse stock split will not alter the number of authorized shares of Common Stock which will remain at 500,000,000 shares. As discussed above, proportionate voting rights and other rights of the holders of Common Stock and Preferred Stock will not be altered by the one-for-fifteen reverse stock split (other than as a result of the payment of cash in lieu of fractional shares, as described above, and other than the change in the number of shares of Common Stock into which the outstanding shares of Series A Preferred Stock and Series B Preferred Stock are convertible).

         Shareholders should note that certain disadvantages may result from the adoption of any of the proposed reverse stock splits. In the event either Proposals 1,2,3 or 4 is approved by the shareholders and one of the approved reverse stock splits is subsequently approved and effected by the Board, the number of outstanding shares of Common Stock would be decreased as a result of a reverse stock split, but the number of authorized shares of Common Stock would not be so decreased. The Company would therefore have the authority to issue a greater number of shares of Common Stock following any of the proposed reverse stock splits without the need to obtain shareholder approval to authorize additional shares. Any such additional issuance may have the effect of significantly reducing the interest of the existing shareholders of the Company with respect to earnings per share, voting, liquidation value and book and market value per share.

         As of August 10, 2001, the number of issued and outstanding shares of Old Common Stock was 295,890,735. The following table illustrates the effects of the one-for-fifteen reverse stock split upon the number of shares of Old Common Stock issued and outstanding, and the number of authorized and unissued shares of Common Stock (assuming that no additional shares of Old Common Stock are issued by the Company after the Record Date).

                                   Common Stock             Authorized and
Reverse Stock Split Ratio         Outstanding(1)        Unissued Common Stock(2)
-------------------------         --------------        ------------------------
       1 for 15                     19,726,049                 480,273,395


(1) The figures in this table are calculated based on August 10, 2001 issued and outstanding shares of Old Common Stock as reported in the Company's Form 10Q for the six months ended June 30, 2001, filed with the Securities and Exchange Commission on or about August 14, 2001. These figures do not take into account any reduction in the number of outstanding shares of Common Stock resulting from the procedures for cashing out fractional shares. In addition, the number of Common Stock shares outstanding does not include shares of Common Stock issuable upon exercise or conversion of outstanding options, warrants or convertible debt but does include the conversion of the Series A and Series B Preferred Stock

(2) These figures are based on a pre-Reverse Stock Split number of 500,000,000 authorized shares as of August 10, 2001.

         The Common Stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act") and, as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The one-for-fifteen reverse stock split will not effect the registration of the Common Stock under the Exchange Act. After the Effective Date, trades of the New Common Stock will continue to be reported on the NASDAQ electronic "Bulletin Board" under the Company's symbol "ENVA." The one-for-fifteen reverse stock split will not result in a Rule 13e-3 transaction as defined under the Exchange Act.

Federal Income Tax Consequences of the Reverse Stock Split

        The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. For a discussion of the Federal income tax consequences of a reverse stock split see the caption entitled "Federal Income Tax Consequences of the Proposed Reverse Stock Splits" under Proposal No. 1.

Vote  Required for  Shareholder  Approval of the  One-for-Fifteen  Reverse Stock
Split

         The approval of Proposal No. 2 requires the affirmative vote of a majority of the outstanding shares of Common Stock, voting separately as a class, and the affirmative vote of a majority of the outstanding shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class (with both the Common Stock and the Series A Preferred Stock having one vote per share and the Series B Preferred Stock having 2 votes per share).


         THE BOARD RECOMMENDS A VOTE FOR THE AUTHORIZATION OF THE BOARD
                     TO AMEND THE ARTICLES OF INCORPORATION

   PURSUANT TO THE RESOLUTIONS SET FORTH IN EXHIBIT B TO THIS PROXY STATEMENT TO
                  EFFECT A ONE-FOR-FIFTEEN REVERSE STOCK SPLIT

                                 PROPOSAL NO. 3
                         AUTHORIZATION FOR THE BOARD TO
                              EFFECT A ONE-FOR-TEN
                               REVERSE STOCK SPLIT

General

         The Company's shareholders are also being asked to act upon a proposal to authorize the Board to effect a reverse stock split in the ratio of one-for-ten at any time prior to the next Annual Meeting of Shareholders.

         Shareholders are being asked to approve four different reverse stock split proposals. The Board has directed that each of the reverse stock splits outlined in Proposals 1, 2, 3 and 4 be submitted to the Company's shareholders for consideration and action. The Board may subsequently approve and effect, in its sole discretion, one of the reverse stock splits approved by the shareholders based on its determination of which of them will allow adequate additional shares of Common Stock to be issued for potential future financing and which results in the greatest marketability and liquidity of the Common Stock.

         Except as may result from the rounding of fractional shares as described below, each shareholder will hold the same percentage of Common Stock outstanding immediately following all of the reverse stock splits as each shareholder did immediately prior to a reverse stock split. If approved by the shareholders of the Company, a reverse stock split would become effective on any date (the "Effective Date") selected and approved by the Board on or prior to the Company's next Annual Meeting of Shareholders. If none of the proposed reverse stock splits is effected by such date, the Board will again seek shareholder approval.


          One of the reverse stock splits approved by shareholders will be effected by an amendment of the Company's Articles of Incorporation. The complete text of the form of an amendment to the Articles of Incorporation for the one-for-ten reverse stock split is set forth in Exhibit C to this Proxy Statement; however, such text is subject to amendment to include such changes as may be required by the California Secretary of State. If the reverse stock splits set forth in Proposals 1, 2, 3, or 4 is approved by the requisite vote of the Company's shareholders and thereafter approved by the Board, upon filing of the applicable Amendment to the Articles with the California Secretary of State on the Effective Date, a reverse stock split will be effective. For example, if the one-for-ten reversed stock split is approved, upon the filing of the amendment to the Articles of Incorporation for the one-for-ten reverse split, each share of the Common Stock issued and outstanding immediately prior thereto (the "Old Common Stock"), will be, automatically and without any action on the part of the shareholders, converted into and reconstituted into 1/10th of a share of the Company's Common Stock (the "New Common Stock"); provided, however, that no fractional shares of New Common Stock will be issued as a result of the Reverse Stock Splits. In lieu of any such fractional share interest, each holder of Old Common Stock who would otherwise be entitled to receive a fractional share of New Common Stock will receive cash in lieu of such fractional share of New Common Stock in an amount equal to the product obtained by multiplying (a) the average of the high-bid and low-asked per share prices of the Common Stock as reported on the NASDAQ electronic "Bulletin Board" on the Effective Date (adjusted if necessary to reflect the per share price of the Old Common Stock without giving effect to the Reverse Stock Splits) by (b) the number of shares of Old Common Stock held by such holder that would otherwise have been exchanged for such fractional share interest.

         Shortly after the Effective Date, shareholders will be asked to surrender certificates representing shares of Old Common Stock in accordance with the procedures set forth in a letter of transmittal to be sent by the Company. Upon such surrender, a certificate representing shares of Common Stock resulting from the applicable reverse stock split will be issued and forwarded to the shareholders (and cash in lieu of any fractional share interest); however, each certificate representing shares of Old Common Stock will continue to be valid and represent the number of shares of newly issued Common Stock equal to the number of shares of Old Common Stock (and cash in lieu of such fractional share, as described above) that such shareholder is entitled to receive as a consequence of the resulting reverse stock split. SHAREHOLDERS SHOULD NOT SEND THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL LETTER.

Purposes of the Reverse Stock Split

         For a discussion of the purposes of the reverse splits, see the caption entitled "Purposes of the Proposed Reverse Stock Splits" in Proposal No. 1.

Effects of the One-for-Ten Reverse Stock Split

         Contingent upon shareholder and Board approval, one of the four proposed reverse stock splits will be effected by filing the applicable
Amendment to the Company's Articles of Incorporation and will be effective immediately upon such filing. The Company reserves the right to forego or postpone filing a reverse stock split amendment to the Articles if such action is determined not to be in the best interests of the Company and its shareholders.

         Without any further action on the part of the Company or the shareholders, after the filing of the Amendment to the Company's Articles effecting one of the four the Reverse Stock Splits, the shares of Old Common Stock will be converted into and reconstituted as the appropriate number of shares of newly issued Common Stock resulting from a reverse stock split (and, where applicable, cash in lieu of such fractional share, as described above). As a result of paying cash in lieu of fractional shares resulting from a one-for-ten reverse stock split, the Company estimates that the entire interest of approximately 35 shareholders (those holding fewer than 10 shares of Common Stock) will be eliminated pursuant to such reverse stock split. Because such transaction would be mandatory, such shareholders holding fewer than 10 shares who wish to retain their existing equity interest in the Company would be adversely affected. The Company expects that approximately 1,755 shares of currently outstanding shares of Common Stock would result in fractional share interests for which cash would be paid in the one-for-ten reverse stock split. Shares of Common Stock no longer outstanding as a result of the fractional share settlement procedure will be returned to authorized but unissued shares of the Company.

         After giving effect to the settlement of fractional shares of Common Stock, there will be no material differences between the rights of the shares of Common Stock outstanding prior to the one-for-ten reverse stock split and those outstanding after the one-for-ten reverse stock split is effected. The one-for-ten reverse stock split will, however, result in certain adjustments to the voting rights and conversion ratios of the Series A Preferred Stock and the Series B Preferred Stock. Specifically, pursuant to the terms of the Company's Articles of Incorporation, the one-for-ten reverse stock split will result in an adjustment to the voting rights of the Series A Preferred Stock and the Series B Preferred Stock so that once the one-for-ten reverse stock split is effected, the relative voting power of such shares to the voting power of the Common Stock and to the voting power of the other series of outstanding Preferred Stock will be in the same proportion as existed immediately prior to the reverse stock split. For example, under Proposal No. 3, this adjustment would result in a reduction in the voting power of each share of the Series A Preferred Stock from one vote per share to 1/10th of a vote per share and a reduction in the voting power of the Series B Preferred Stock from 2 votes per share to 1/5th of a vote per share. Thus, the proportionate voting power of the holders of the stock of the Company would not be affected. The one-for-ten reverse stock split will also result in adjustments being made to the conversion ratios of the Series A Preferred Stock and the Series B Preferred Stock so that such shares will be convertible into such number of shares of Common Stock that a holder of such Preferred Stock would have been entitled to receive if such Preferred Stock were to have been converted into Common Stock immediately prior to the reverse stock split. For example, under such adjustments, after the one-for-ten reverse stock split is made effective, each share of the Series A Preferred Stock will be convertible into 1/10th of a share of Common

Stock, as compared to one share of Common Stock prior to the one-for-ten reverse stock split, and each share of the Series B Preferred Stock will be convertible into either 1/5th, of a share of Common Stock, as compared to 2 shares of Common Stock prior to the one-for-ten reverse stock split. Similar adjustments will also be made to the conversion ratios and exercise provisions of the Company's various other outstanding convertible or exercisable securities.

         As proposed hereunder, shareholders have no right under California law to dissent from a reverse stock split of the Common Stock.

         Consummation of one-for-ten reverse stock split will not alter the number of authorized shares of Common Stock which will remain at 500,000,000 shares. As discussed above, proportionate voting rights and other rights of the holders of Common Stock and Preferred Stock will not be altered by the one-for-ten reverse stock split (other than as a result of the payment of cash in lieu of fractional shares, as described above, and other than the change in the number of shares of Common Stock into which the outstanding shares of Series A Preferred Stock and Series B Preferred Stock are convertible).

         Shareholders should note that certain disadvantages may result from the adoption of the one-for-ten reverse stock split. In the event the one-for-ten reverse stock split is approved by the shareholders and is subsequently approved and effected by the Board, the number of outstanding shares of Common Stock would be decreased as a result of a one-for-ten reverse stock split, but the number of authorized shares of Common Stock would not be so decreased. The Company would therefore have the authority to issue a greater number of shares of Common Stock following the one-for-ten reverse stock split without the need to obtain shareholder approval to authorize additional shares. Any such additional issuance may have the effect of significantly reducing the interest of the existing shareholders of the Company with respect to earnings per share, voting, liquidation value and book and market value per share.

         As of August 10, 2001, the number of issued and outstanding shares of Old Common Stock was 295,890,735. The following table illustrates the effects of the one-for-ten reverse stock split upon the number of shares of Old Common Stock issued and outstanding, and the number of authorized and unissued shares of Common Stock (assuming that no additional shares of Old Common Stock are issued by the Company after the Record Date).


                                   Common Stock             Authorized and
  Reverse Stock Split Ratio       Outstanding(1)       Unissued Common Stock(2)
  -------------------------       --------------       ------------------------
          1 for 10                  29,589,074               470,410,926


 (1) The figures in this table are calculated based on August 10, 2001 issued and outstanding shares of Old Common Stock as reported in the Company's Form 10Q for the six months ended June 30, 2001, filed with the Securities and Exchange Commission on or about August 14, 2001. These figures do not take into account any reduction in the number of outstanding shares of Common Stock resulting from the procedures for cashing out fractional shares. In addition, the number of Common Stock shares outstanding does not include shares of Common Stock issuable upon exercise or conversion of outstanding options, warrants or convertible debt but does include the conversion of the Series A and Series B Preferred Stock.

(2) These figures are based on a pre-Reverse Stock Split number of 500,000,000 authorized shares as of August 10, 2001.

         The Common Stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act") and, as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The one-for-ten reverse stock split will not effect the registration of the Common Stock under the Exchange Act. After the Effective Date, trades of the New Common Stock will continue to be reported on the NASDAQ electronic "Bulletin Board" under the Company's symbol "ENVA." The one-for-ten reverse stock split will not result in a Rule 13e-3 transaction as defined under the Exchange Act.

Federal Income Tax Consequences of the Reverse Stock Split

         The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. For a discussion of the Federal income tax consequences of a reverse stock split see the caption entitled "Federal Income Tax Consequences of the Proposed Reverse Stock Splits" under Proposal No. 1.

Vote Required for Shareholder Approval of the One-for-Ten Reverse Stock Split

         The approval of Proposal No. 3 requires the affirmative vote of a majority of the outstanding shares of Common Stock, voting separately as a class, and the affirmative vote of a majority of the outstanding shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class (with both the Common Stock and the Series A Preferred Stock having one vote per share and the Series B Preferred Stock having 2 votes per share).


         THE BOARD RECOMMENDS A VOTE FOR THE AUTHORIZATION OF THE BOARD
                     TO AMEND THE ARTICLES OF INCORPORATION

  PURSUANT TO THE RESOLUTIONS SET FORTH IN EXHIBIT C TO THIS PROXY STATEMENT TO
                    EFFECT A ONE-FOR-TEN REVERSE STOCK SPLIT

                                 PROPOSAL NO. 4
                         AUTHORIZATION FOR THE BOARD TO
                              EFFECT A ONE-FOR-FIVE
                               REVERSE STOCK SPLIT

General

         The Company's shareholders are also being asked to act upon a proposal to authorize the Board to effect a reverse stock split in the ratio of one-for-five at any time prior to the next Annual Meeting of Shareholders.

         Shareholders are being asked to approve four different reverse stock split proposals. The Board has directed that each of the reverse stock splits outlined in Proposals 1, 2, 3 and 4 be submitted to the Company's shareholders for consideration and action. The Board may subsequently approve and effect, in its sole discretion, one of the reverse stock splits approved by the shareholders based on its determination of which of them will allow adequate additional shares of Common Stock to be issued for potential future financing and which results in the greatest marketability and liquidity of the Common Stock.

         Except as may result from the rounding of fractional shares as described below, each shareholder will hold the same percentage of Common Stock outstanding immediately following all of the reverse stock splits as each shareholder did immediately prior to a reverse stock split. If approved by the shareholders of the Company, a reverse stock split would become effective on any date (the "Effective Date") selected and approved by the Board on or prior to the Company's next Annual Meeting of Shareholders. If none of the proposed reverse stock splits is effected by such date, the Board will again seek shareholder approval

          One of the reverse stock splits approved by the shareholders will be effected by an amendment of the Company's Articles of Incorporation. The complete text of the form of an amendment to the Articles of Incorporation for the one-for-five reverse stock split is set forth in Exhibit D to this Proxy Statement; however, such text is subject to amendment to include such changes as may be required by the California Secretary of State. If any one of the four reverse stock splits set forth in Proposals 1, 2, 3, 4 is approved by the requisite vote of the Company's shareholders and thereafter approved by the Board, upon filing of the applicable Amendment to the Articles of Incorporation with the California Secretary of State on the Effective Date, a reverse stock split will be effective. For example, if the one-for-five reverse stock split is approved, upon the filing of the one-for-five reverse stock split amendment to the Articles of Incorporation, each share of the Common Stock issued and outstanding immediately prior thereto (the "Old Common Stock"), will be, automatically and without any action on the part of the shareholders, converted into and reconstituted into 1/5th of a share of the Company's Common Stock (the "New Common Stock"); provided, however, that no fractional shares of New Common Stock will be issued as a result of the one-for-five reverse stock split. In lieu of any such fractional share interest, each holder of Old Common Stock who would otherwise be entitled to receive a fractional share of New Common Stock will receive cash in lieu of such fractional share of New Common Stock in an amount equal to the product obtained by multiplying (a) the average of the high-bid and low-asked per share prices of the Common Stock as reported on the NASDAQ electronic "Bulletin Board" on the Effective Date (adjusted if necessary to reflect the per share price of the Old Common Stock without giving effect to the Reverse Stock Splits) by (b) the number of shares of Old Common Stock held by such holder that would otherwise have been exchanged for such fractional share interest.

         Shortly after the Effective Date, shareholders will be asked to surrender certificates representing shares of Old Common Stock in accordance with the procedures set forth in a letter of transmittal to be sent by the Company. Upon such surrender, a certificate representing shares of Common Stock resulting from the applicable reverse stock split will be issued and forwarded to the shareholders (and cash in lieu of any fractional share interest); however, each certificate representing shares of Old Common Stock will continue to be valid and represent the number of shares of newly issued Common Stock equal to the number of shares of Old Common Stock (and cash in lieu of such fractional share, as described above) that such shareholder is entitled to receive as a consequence of the resulting reverse stock split. SHAREHOLDERS

SHOULD NOT SEND  THEIR  STOCK  CERTIFICATES  UNTIL  THEY  RECEIVE A  TRANSMITTAL
LETTER.

Purposes of the Reverse Stock Split

         For a discussion of the purposes of the reverse stock split see the caption entitled "Purposes of the Proposed Reverse Stock Splits" in Proposal No. 1.

Effects of the One-for-Five Reverse Stock Split

         Contingent upon shareholder and Board approval, one of the four reverse stock splits will be effected by filing the applicable Amendment to the Company's Articles of Incorporation and will be effective immediately upon such filing. The Company reserves the right to forego or postpone filing a reverse stock split amendment to the Articles if such action is determined not to be in the best interests of the Company and its shareholders.

         Without any further action on the part of the Company or the shareholders, after the filing of the Amendment to the Company's Articles effecting one of the four the Reverse Stock Splits, the shares of Old Common Stock will be converted into and reconstituted as the appropriate number of shares of newly issued Common Stock resulting from a reverse stock split (and, where applicable, cash in lieu of such fractional share, as described above). As a result of paying cash in lieu of fractional shares resulting from a one-for-five reverse stock split, the Company estimates that the entire interest of approximately 20 shareholders (those holding fewer than 5 shares of Common Stock) will be eliminated pursuant to such reverse stock split. Because such transaction would be mandatory, such shareholders holding fewer than 5 shares who wish to retain their existing equity interest in the Company would be adversely affected. The Company expects that approximately 1,755 shares of currently outstanding shares of Common Stock would result in fractional share interests for which cash would be paid in the one-for-five reverse stock split. Shares of Common Stock no longer outstanding as a result of the fractional share settlement procedure will be returned to authorized but unissued shares of the Company.

         After giving effect to the settlement of fractional shares of Common Stock, there will be no material differences between the rights of the shares of Common Stock outstanding prior to the one-for-five reverse stock split and those outstanding after the one-for-five reverse stock split is effected. The one-for-five reverse stock split will, however, result in certain adjustments to the voting rights and conversion ratios of the Series A Preferred Stock and the Series B Preferred Stock. Specifically, pursuant to the terms of the Company's Articles of Incorporation, the one-for-five reverse stock split will result in an adjustment to the voting rights of the Series A Preferred Stock and the Series B Preferred Stock so that once the one-for-five reverse stock split is effected, the relative voting power of such shares to the voting power of the Common Stock and to the voting power of the other series of outstanding Preferred Stock will be in the same proportion as existed immediately prior to the one-for-five reverse stock split. For example, this adjustment would result in a reduction in the voting power of each share of the Series A Preferred Stock from one vote per share to 1/5th of a vote per share and a reduction in the voting power of the Series B Preferred Stock from 2 votes per share to 2/5ths of a vote per share. Thus, the proportionate voting power of the holders of the stock of the Company would not be affected. The one-for-five reverse stock split will also result in adjustments being made to the conversion ratios of the Series A Preferred Stock and the Series B Preferred Stock so that such shares will be convertible into such number of shares of Common Stock that a holder of such Preferred Stock would have been entitled to receive if such Preferred Stock were to have been converted into Common Stock immediately prior to the reverse stock split. For example, under such adjustments, after the one-for-five reverse stock split is made effective, each share of the Series A Preferred Stock will be convertible into 1/5th of a share of Common Stock, as compared to one share of Common Stock prior to the one-for-five reverse stock splits, and each share of the Series B Preferred Stock will be convertible into either 2/5ths, of a share of Common Stock, as compared to 2 shares of Common Stock prior to the reverse stock split. Similar adjustments will also be made to the conversion ratios and exercise provisions of the Company's various other outstanding convertible or exercisable securities.

         As proposed hereunder, shareholders have no right under California law to dissent from a Reverse Stock Split of the Common Stock.

         Consummation of the one-for-five reverse stock split will not alter the number of authorized shares of Common Stock which will remain at 500,000,000 shares. As discussed above, proportionate voting rights and other rights of the holders of Common Stock and Preferred Stock will not be altered by the one-for-five reverse stock split (other than as a result of the payment of cash in lieu of fractional shares, as described above, and other than the change in the number of shares of Common Stock into which the outstanding shares of Series A Preferred Stock and Series B Preferred Stock are convertible).

         Shareholders should note that certain disadvantages may result from the adoption of this Proposal No. 4. In the event this Proposal No. 4 is approved by the shareholders and is subsequently approved and effected by the Board, the number of outstanding shares of Common Stock would be decreased as a result of a one-for-five reverse stock split, but the number of authorized shares of Common Stock would not be so decreased. The Company would therefore have the authority to issue a greater number of shares of Common Stock following the one-for-five reverse stock split without the need to obtain shareholder approval to authorize additional shares. Any such additional issuance may have the effect of significantly reducing the interest of the existing shareholders of the Company with respect to earnings per share, voting, liquidation value and book and market value per share.

         As of August 10, 2001, the number of issued and outstanding shares of Old Common Stock was 295,890,735. The following table illustrates the effects of the one-for-five reverse stock split upon the number of shares of Old Common Stock issued and outstanding, and the number of authorized and unissued shares of Common Stock (assuming that no additional shares of Old Common Stock are issued by the Company after the Record Date).

                                    Common Stock            Authorized and
  Reverse Stock Split Ratio        Outstanding(1)      Unissued Common Stock(2)
  -------------------------        --------------      ------------------------
           1 for 5                   59,178,147              440,821,853


(1) The figures in this table are calculated based on August 10, 2001 issued and outstanding shares of Old Common Stock as reported in the Company's Form 10Q for the six months ended June 30, 2001, filed with the Securities and Exchange Commission on or about August 14, 2001. These figures do not take into account any reduction in the number of outstanding shares of Common Stock resulting from the procedures for cashing out fractional shares. In addition, the number of Common Stock shares outstanding does not include shares of Common Stock issuable upon exercise or conversion of outstanding options, warrants or convertible debt but does include the conversion of the Series A and Series B Preferred Stock.

(2) These figures are based on a pre-Reverse Stock Split number of 500,000,000 authorized shares as of August 10, 2001.

         The Common Stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act") and, as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The one-for-five reverse stock split will not effect the registration of the Common Stock under the Exchange Act. After the Effective Date, trades of the New Common Stock will continue to be reported on the NASDAQ electronic "Bulletin Board" under the Company's symbol "ENVA." The one-for-five reverse stock split will not result in a Rule 13e-3 transaction as defined under the Exchange Act.

Federal Income Tax Consequences of the Reverse Stock Split

The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. For a discussion of the Federal income tax consequences of a reverse stock split see the caption entitled "Federal Income Tax Consequences of the Proposed Reverse Stock Splits" under Proposal No. 1.

Vote Required for Shareholder Approval of a One-for-five Reverse Stock Split

         The approval of Proposal No. 4 requires the affirmative vote of a majority of the outstanding shares of Common Stock, voting separately as a class, and the affirmative vote of a majority of the outstanding shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class (with both the Common Stock and the Series A Preferred Stock having one vote per share and the Series B Preferred Stock having 2 votes per share).


         THE BOARD RECOMMENDS A VOTE FOR THE AUTHORIZATION OF THE BOARD
                     TO AMEND THE ARTICLES OF INCORPORATION

  PURSUANT TO THE RESOLUTIONS SET FORTH IN EXHIBIT D TO THIS PROXY STATEMENT TO
                    EFFECT A ONE-FOR-FIVE REVERSE STOCK SPLIT

                                 PROPOSAL NO. 5

                              ELECTION OF DIRECTORS

         A board of seven (7) Directors will be elected at the Annual Meeting, each of whom will serve until the next annual meeting of shareholders or until a successor is elected or appointed and qualified or until the Director's earlier resignation or removal. The Company's Articles of Incorporation provide that the holders of the Series B Preferred Stock are entitled, voting as a separate class, to elect two members of the Board. The holders of the Common Stock and Series A Preferred Stock, voting together as a single class, are entitled to elect the balance of the authorized members of the Board. Two (2) nominees have been nominated for election by the holders of the Series B Preferred Stock and five (5) nominees will be elected by the holders of the Common Stock and Series A Preferred Stock.

         The Series B Preferred Stock proxy holders will vote, as a separate class, the proxies received by them to elect the Series B nominees named below to the Board of Directors. The Common Stock and Series A Preferred Stock proxy holders will vote, as a single class, the proxies received by them to elect the five (5) nominees named below to the Board of Directors. If a nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the proxy holders to fill such vacancy. However, it is not expected that any nominee will be unable or will decline to serve as a Director. If shareholders nominate persons other than the Company's nominees for election as Directors, the Common Stock, Series A Preferred Stock, and Series B Preferred Stock proxy holders may vote all proxies received by them in accordance with cumulative voting if invoked to assure the election of as many of the Company's nominees as possible. The term of office of each person elected as a Director will continue until the next annual meeting of shareholders or until the Director's successor has been elected or appointed or until the Director's earlier resignation or removal.

         Currently, the Company's Bylaws were amended at the last annual shareholders' meeting to authorize the number of Directors to be not less than four (4) nor more than seven (7), with the exact number in this range as established from time to time by the Board of Directors. The number of Directors on the Board is currently fixed at seven (7). Certain information about the nominees for the Board of Directors is furnished below.

Common Stock and Series A Preferred Stock Nominees:

         Malcolm R. Currie, Ph.D, Director. Dr. Currie was re-elected to the Board of Directors in 1999. Dr. Currie had served as a Director of the Company from 1995 through 1997. Since 1994, he has served as Chairman of Electric Bicycle Co., a developer of electric bicycles. From 1986 until 1992, Dr. Currie served as Chairman and Chief Executive Officer of Hughes Aircraft Co., and from 1985 until 1988, he was the Chief Executive Officer of Delco Electronics. His career in electronics and management has included research with many patents and papers in microwave and millimeter wave electronics, laser, space systems, and related fields. He has led major programs in radar, commercial satellites, communication systems, and defense electronics. He served as Undersecretary of Defense for Research and Engineering, the Defense Science Board, and currently serves on the Boards of Directors of UNOCAL, Investment Company of America, and LSI Logic. He is President of the American Institute of Aeronautics and Astronautics, and is a Member of the Board of Trustees of the University of Southern California.

         Carl D. Perry, Chief Executive Officer, President and Director. Mr. Perry served as a Director and as an Executive Vice President of the Company from July 1993 until November 1997. In November 1997, Mr. Perry was elected as Chairman of the Board and Chief Executive Officer of the Company, and was elected President in June 1999. In July 1999, Mr. Perry resigned his position as Chairman of the Board to allow Mr. Anthony Rawlinson to become Chairman. Mr. Perry continues as Chief Executive Officer and President and as a Director. Prior to joining the Company, he was an international aerospace and financial consultant from 1989 to 1993. Mr. Perry served as Executive Vice President of Canadair Ltd., Canada's largest aerospace corporation, from 1984 to 1989, where he conducted strategic planning, worldwide marketing, and international joint ventures. From 1979 to 1983, Mr. Perry served as Executive Vice President of the Howard Hughes Helicopter Company, now known as Boeing Helicopter Company, where he was responsible for general management, worldwide business development, and international operations.

         Anthony Rawlinson, Chairman of the Board. Mr. Rawlinson was appointed Chairman of the Board in July 1999. Since 1996, Mr. Rawlinson has been Managing Director of the Global Value Investment Portfolio Management Pte. Ltd., a Singapore based International Fund Management Company managing discretionary equity portfolios for institutions, pension funds and clients globally. Mr. Rawlinson has more than twenty years experience in international fund management. Mr. Rawlinson is a specialist in analysis and investment in high technology companies. From 1996 to 1999, Mr. Rawlinson was Chairman of IXLA Ltd., an Australian public company in the field of PC photography software and its wholly-owned subsidiary, photohighway.com. Mr. Rawlinson is currently Chairman of Matrix Oil NL, an Australian publicly listed company. Mr. Rawlinson is also a director of Cardsoft, Inc., a high technology software company with secure java based solutions for mobile phones and handheld devices.

         Edwin O. Riddell, Director. Mr. Riddell has served as a Director of the Company since June 1995. From March 1999 to the present, Mr. Riddell has been President of CR Transportation Services, a consultant to the electric vehicle industry. From January 1991 to March 1999, Mr. Riddell has served as Manager of the Transportation Business Unit in the Customer Systems Group at the Electric Power Research Institute in Palo Alto, California, and from 1985 until November 1990, he served with the Transportation Group, Inc. as Vice President, Engineering, working on electric public transportation systems. From 1979 to 1985, he was Vice President and General Manager of Lift U, Inc., the leading manufacturer of handicapped wheelchair lifts for the transit industry. Mr. Riddell has also worked with Ford, Chrysler, and General Motors in the area of auto design (styling), and has worked as a member of senior management for a number of public transit vehicle manufacturers. Mr. Riddell has been a member of the American Public Transportation Association's (APTA) Member Board of Governors for over 15 years, and has served on APTA's Board of Directors. Mr. Riddell was also Managing Partner of the U.S. Advanced Battery Consortium.

         James M. Strock, Director. Mr. Strock was elected a Director in July 2000. From 1991-1997, Mr. Strock served in Governor Pete Wilson's cabinet as California's first Secretary for Environmental Protection. He led an organization with an annual budget of more than $800 million with 4,000 employees. The Agency includes many of the world's leading environmental improvement programs relating to air and water quality, toxics and pesticide regulation, and solid waste. From 1989 until 1991, Mr. Strock served in President Bush's subcabinet as Assistant Administrator for Enforcement (chief law enforcement officer) of the U.S. Environmental Protection Agency. Currently, he is principal of James Strock and Co., a San Francisco firm providing management consulting, communications and dispute resolution services. Mr. Strock is a graduate of Harvard College and Harvard Law School, and is a member of the Council on Foreign Relations. He is the author of Reagan on Leadership:
Executive  Lessons  from the  Great  Communicator,  and  Theodore  Roosevelt  on
Leadership: Executive Lessons from the Bully Pulpit.

Series B Preferred Stock Nominees:

         Donald H. Dreyer, Director. Mr. Dreyer was elected a Director of the Company in January 1997. Mr. Dreyer is President and CEO of Dreyer & Company, Inc., a consultancy in credit, accounts receivable and insolvency services, which was established in 1990. Mr. Dreyer has served as Chairman of the Board of Credit Managers Association of California during the 1994 to 1995 term and continues to serve as a member of the Advisory Committee of that organization. Mr. Dreyer is currently the co-Chair of the Creditors Committees' Subcommittee of the American Bankruptcy Institute and is a member of the Western Advisory Committee of Dun & Bradstreet, Inc.

         John J. Micek III, Director. Mr. Micek was elected a Director of the Company in April 1999. Mr. Micek served as the Company's Vice President, General Counsel and Secretary from March 1994 to March 1997. Mr. Micek is currently Managing Director of Silicon Prairie Partners, LP. He also is a practicing attorney specializing in corporate finance and business development in Palo Alto, CA. He is a Board Member of Universal Warranty and also sit on the boards of Burst.com and Pelion Systems, Inc.


                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                    THE ELECTION OF THE NOMINEES NAMED ABOVE

Directors, Nominees and Executive Officers

         The following table sets forth certain information with respect to the Directors, Nominees and Executive Officers of the Company:

         Directors, Nominees and Executive Officers

Name                             Age       Position

Anthony Rawlinson                 46       Chairman of the Board

Carl D. Perry                     68       President, Chief Executive Officer,
                                           Acting Chief Financial Officer and
                                           Secretary

Malcolm R. Currie, Ph.D. (2)      72       Director

Donald H. Dreyer (1)              64       Director

John J. Micek III (1)             49       Director

Edwin O. Riddell (2)              58       Director

James M. Strock                   46       Director

___________________________________

(1)  Member of the Audit Committee
(2)  Member of the Compensation Committee

Relationships Among Directors or Executive Officers

         There are no family relationships among any of the Directors or Executive Officers of the Company.

Meetings and Committees of the Board of Directors

         During the twelve months ended December 31, 2000, the Board of Directors met five times. No Director attended fewer than 75% of the aggregate of the total number of meetings of the Board, plus the total number of all meetings of committees of the Board on which he served. The Board currently has two committees: the Compensation Committee and the Audit Committee.

         The Compensation Committee held two meetings in the year ended December 31, 2000. The Compensation Committee currently consists of Mr. Edwin Riddell and Dr. Malcolm Currie. Its functions are to establish and apply the Company's compensation policies with respect to the Company's Executive Officers, and to administer the Company's stock option plans.

         The Audit Committee held four meetings in 2000. The Audit Committee currently consists of Messrs. Donald Dreyer and John Micek. The Audit Committee recommends engagement of the Company's independent auditors and is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

Compensation of Directors

         Directors who are employees of the Company do not receive any compensation for their services as Directors. All Directors are reimbursed for expenses incurred in connection with attending Board and committee meetings.

         In September 1999, the Company's Board of Directors unanimously approved a compensation package for outside directors consisting of the following. For each meeting attended in person, each outside director shall receive $1,000 in cash and $2,000 of stock valued on the date of the meeting at the average of the closing ask and bid prices; for each telephonic Board meeting, each outside director shall receive $250 in cash and $250 of stock valued on the date of the meeting at the average of the closing ask and bid prices; for each meeting of a Board committee attended in person , the committee chairman shall receive $500 in cash and $500 of stock valued on the date of the meeting at the average of the closing ask and bid prices. All Directors are reimbursed for expenses incurred in connection with attending Board and committee meetings.

         As of September 30, 2001, 1,329,593 shares had been issued under this directors' compensation plan.

Certain Relationships and Related Transactions

         The following are certain transactions entered into between the Company and its officers, directors and principal shareholders and their affiliates since January 1, 2001

Jagen Pty, Ltd. And Anthony Rawlinson

         In May 2001, Jagen Pty, Ltd, a majority shareholder of Enova Systems, exercised warrants to purchase 41,666,666 shares of Enova Systems' common stock for $2,500,000. Additionally, in July 2001, Anthony Rawlinson, chairman of Enova Systems, exercised warrants for 8,333,334 shares of Enova common stock for $500,000.

         The Company believes that the transactions described above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. The above referenced transactions were approved by a majority of the disinterested members of the Board of Directors. All future transactions between the Company and its officers directors, principal shareholders and affiliates will be approved by a majority of the Board of Directors, including, where appropriate, a majority of the disinterested, nonemployee directors on the Board of Directors, and, where appropriate, will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of September 30, 2001, by (i) each shareholder known to the Company to own beneficially more than 5% of the Company's Common Stock; (ii) each of the Company's Directors; (iii) the Chief Executive Officer and all other Executive
Officers of the Company; and (iv) all Executive Officers and Directors of the Company as a group. Except as indicated in the footnotes to this table and subject to applicable community property laws, the persons named in the table, based on information provided by such persons, have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

---------------------------------------------------------------------------------------------------------------------------
5% Shareholders, Directors, Officers and           Common Shares            Percentage of Common Shares         Voting
    Directors and Officers as a Group          Beneficially Owned (1)         Beneficially Owned (2)        Percentage (3)
---------------------------------------------------------------------------------------------------------------------------
Jagen, Pty., Ltd.                                        125,000,000 (4)                          36.00%             41.17%
9 Oxford Street, South Yorra 3141
Melbourne, Victoria Australia
------------------------------------------  -----------------------------  ------------------------------  -----------------

Citibank N.A.                                             31,952,454                               9.20%             10.52%
111 Wall Street, 8th Floor
New York, NY  10043
------------------------------------------  -----------------------------  ------------------------------  -----------------

Anthony Rawlinson                                         25,166,743 (5)                           7.25%              8.29%
c/o Enova Systems, Inc.
19850 South Magellan Drive
Torrance, CA 90502
------------------------------------------  -----------------------------  ------------------------------  -----------------

Carl D. Perry                                             11,200,500 (6)                           3.23%              3.29%
c/o Enova Systems, Inc.
19850 South Magellan Drive
Torrance, CA 90502
------------------------------------------  -----------------------------  ------------------------------  -----------------

John J. Micek, III                                           775,253 (7)                               *                  *
------------------------------------------  -----------------------------  ------------------------------  -----------------

Edwin O. Riddell                                             399,596                                   *                  *
------------------------------------------  -----------------------------  ------------------------------  -----------------

Dr. Malcolm Currie                                           295,513                                   *                  *
------------------------------------------  -----------------------------  ------------------------------  -----------------

Donald H. Dreyer                                             167,738                                   *                  *
------------------------------------------  -----------------------------  ------------------------------  -----------------

James M. Strock                                               24,926                                  *                  *
------------------------------------------  -----------------------------  ------------------------------  -----------------
All Directors and executive officers as                   38,030,269 (8)                          10.98%              7.80%
a group (6 persons)
------------------------------------------  -----------------------------  ------------------------------  -----------------

*        Indicates less than 1%

(1) Number of Common Stock shares includes Series A Preferred Stock, Series B Preferred Stock and Common Stock shares issuable pursuant to stock options, warrants and other securities convertible into Common Stock beneficially held by the person or class in question which may be exercised or converted within 60 days after September 30, 2001.

(2) The percentages are based on the number of shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock owned by the shareholder divided by the sum of: (i) the total Common Stock
         outstanding,   (ii)  the  Series  A  Preferred   Stock  owned




                                                                              27

         by such shareholder; (iii) the Series B Preferred Stock owned by such shareholder; and (iv) Common Stock issuable pursuant to warrants, options and other convertible securities exercisable or convertible by such shareholder within sixty (60) days after September 30, 2001.

(3) The percentages are based on the number of shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock owned by the shareholder divided by the sum of: (i) the total Common Stock outstanding, (ii) the total Series A Preferred Stock outstanding; (iii) the total Series B Preferred Stock outstanding; and (iv) Common Stock issuable pursuant to warrants, options and other convertible securities exercisable or convertible by such shareholder within sixty (60) days after September 30, 2001. This percentage calculation has been included to show more accurately the actual voting power of each of the shareholders, since the calculation takes into account the fact that the outstanding Series A Preferred Stock and Series B Preferred Stock are entitled to vote together with the Common Stock as a single class on certain matters to be voted upon by the shareholders.

(4) Includes 1,200,000 shares of Common Stock issuable pursuant to stock options issued under a employee stock option plan exercisable at a price of $0.10 per share.

(5) Includes 565,000 shares of Common Stock issuable pursuant to stock options exercisable at a price of $0.10 per share.

(6) Includes 1,765,000 shares of Common Stock issuable pursuant to stock options exercisable at a price of $0.10 per share.

                                 PROPOSAL NO. 6
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Moss Adams LLP has served as the Company's independent auditors since 1996, and has been appointed by the Board to continue as the Company's independent auditors for the Company's year ending December 31, 2001. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock, Series A Preferred Stock, and Series B Preferred Stock voting at the Annual Meeting in person or by proxy, management will review its future selection of auditors.

         A representative of Moss Adams LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be able to respond to appropriate questions.

         During 2000, Moss Adams LLP billed a total of $75,889 for audit and review fees for the annual and quarterly financial reports of the Company. No other compensation was billed or paid to Moss Adams during the year ended December 21, 2000.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION
   OF THE APPOINTMENT OF MOSS ADAMS LLP AS THE COMPANY'S INDEPENDENT AUDITORS
                     FOR THE YEAR ENDING DECEMBER 31, 2001.

Audit Committee Participation

         The Audit Committee currently consists of Donald Dreyer and John Micek, III.

Audit Committee Charter and duties

         The Board of Directors has adopted a written charter for the Audit Committee and the members of the Audit Committee are independent directors
(Exhibit E). The Audit Committee recommends engagement of the Company's independent auditors and is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

Audit Committee Report on the Audited Financial Statements and Independent Auditors

         The Audit Committee meets quarterly to discuss the quarterly reviewed and annual audited financial statements of the Company. The Audit Committee held four meetings in 2000. Management and the Independent Auditors are present at all Audit Committee meetings to discuss the financial statements, the results of audits and reviews, and the auditor's management report.

     The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 and has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No.1 and has discussed with the independent accountant the independent accountant's independence.

     Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-K for the last fiscal year for filing with the Commission.

Submitted by the Audit Committee,

Donald Dreyer
John Micek, III

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

The following  table sets forth all  compensation  earned by the Company's Chief
Executive Officer and each of the other most highly compensated executive officers of the Company whose annual salary and bonus exceeded $100,000 for the years ended December 31, 2000, 1999 and 1998 (collectively, the "Named Executive
Officers"). Mr. Carl D. Perry is the sole executive officer of the Company whose salary currently exceeds $100,000.


Name and Principal Position                               Summary Compensation Table
---------------------------             ---------------------------------------------------------------
                                            Annual Compensation     Long-Term Compensation Awards
                                            -------------------     -----------------------------
                                                                             Securities
                                                                             Underlying
                                                    Salary     Bonus         Options/SARs
                                          Year        ($)       ($)              (#)
                                          ----        ---       ---              ---
Carl D. Perry (1)                         2000      110,000      --               --
Chief Executive Officer                   1999       75,000      --               --
  And President                           1998       55,770      --               --


(1)      Mr. Perry was elected as Chief  Executive  Officer in November 1997. Mr. Perry's current salary is $150,000 per year as approved by the Board of Directors in September 2000.

                            Option Grants/SAR Grants

         The following table sets forth certain information with respect to stock options granted during 2000 to the Named Executive Officer. In accordance with the rules of the Securities and Exchange Commission, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation of 5% and 10%, compounded annually, calculated based on the average of the high-bid and low-ask prices of the Common Stock on December 31, 2000. These amounts are based on certain assumed rates of appreciation and do not represent the Company's estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of the Common Stock.

         No grants of stock options or stock appreciation rights ("SARs") were made during the twelve month period ended December 31, 2000 to the Named Executive Officer or any other Executive Officer.


                                             Aggregated Option/SAR Exercises in 2000
                                             and Option Values at December 31, 2000
                                                      Number of Securities
                                 Aggregate            Underlying Unexercised       Value of Unexercised
                                Option/SAR              Options/SARs at           In-the-Money Options at
                             Exercises in 2000         December 31, 2000            December 31, 2000 (1)
                             -----------------         -----------------            ---------------------
                           Shares         Value
                         Acquired on    Realized
Name                     Exercise (#)       ($)     Exercisable  Unexercisable  Exercisable  Unexercisable
----                     ------------       ---     -----------  -------------  -----------  -------------
Carl D. Perry                 --             --      1,200,000          0         $ 393,600      $ --


(1) Calculated on the basis of the average of the high-bid and low-ask prices of the Common Stock on December 31, 2000 of $0.328 per share, minus he exercise price.

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee currently consists of Edwin Riddell and Dr. Malcolm Currie.

Compensation Committee Report on Executive Compensation

         Compensation Policy. The Company's Compensation Policy as established by the Compensation Committee is that executive officers' total annual cash compensation should vary with the performance of the Company and that long-term incentives awarded to such officers should be aligned with the interest of the Company's shareholders. The Company's executive compensation program is designed to attract and retain executive officers who will contribute to the Company's long-term success, to reward executive officers who contribute to the Company's financial performance and to link executive officer compensation and shareholder interests through the 1993 Plan and the 1996 Plan.

         Compensation of the Company's executive officers consists of two principal components: salary and long-term incentive compensation consisting of stock option grants.

         Salary. The base salaries for the Company's executive officers are reviewed annually and set by the Compensation Committee. When setting base salary levels, in a manner consistent with the Compensation Committee's policy outlined above, the Committee considers competitive market conditions for executive compensation, Company performance and individual performance as well as the Company's current financial condition and available cashflow to sustain operations.

         Long-term Incentive Compensation. The Company believes that option grants (i) align executive interests with shareholder interests by creating a direct link between compensation and shareholder return, (ii) give executives a significant, long-term interest in the Company's success, and (iii) help retain key executives in a competitive market for executive talent.

         The Company's 1993 Plan and 1996 Plan authorize the Committee to grant stock options to employees and consultants, including executives. Currently, option grants will only be made under the 1996 Plan and will be made from time to time to executives whose contributions have or will have a significant impact on the Company's long-term performance. The Company's determination of whether option grants are appropriate each year is based upon individual performance measures established for each individual. Options are not necessarily granted to each executive during each year. Options granted to executive officers typically vest in equal monthly installments over a period of five years and expire either five or ten years from the date of grant. No stock options were granted to the Named Executive Officer during fiscal 2000.

         Compensation of Chief Executive Officer. In determining the compensation of Carl D. Perry, the Chief Executive Officer, the Board of Directors considered the expense to replace an executive of Mr. Perry's caliber. The Board therefore established a compensation package for 2000 consisting solely of an annual salary of $150,000. The Committee believes that the salary paid to Mr. Perry in 2000 was appropriate based on the financial condition of the Company.

         Compensation Policy Regarding Deductibility. The Company is required to disclose its policy regarding qualifying executive compensation for deductibility under Section 162(m) of the Internal Revenue Code which provides that, for purposes of the regular income tax and the alternative minimum tax, the otherwise allowable deduction for compensation paid or accrued with respect to a covered employee of a publicly-held corporation is limited to $1 million per year. For the fiscal year ended December 31, 2000, no executive officer of the Company received in excess of $1 million in compensation from the Company. The 1996 Plan is structured so that any compensation deemed paid to an executive officer when he exercises an outstanding option under the Plan, with an exercise price equal to the fair market value of the option shares on the grant date, will qualify as performance-based compensation which will not be subject to the $1 million limitation. The Compensation Committee currently intends to limit the dollar amount of all other compensation payable to the Company's executive officers to no more than $1 million.

Submitted by the Compensation Committee:


         Edwin Riddell
         Dr. Malcolm Currie

Stock Performance Graph

         The graph below compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return on the Standard & Poor's Small Capitalization 600 Index and an index of peer companies selected by the Company. A group of six other electric vehicle companies comprise the peer group index.(1)

         The period shown commences on January 31, 1995, and ends on December 31, 2000, the end of the Company's last fiscal year. The graph assumes an investment of $100 on January 1, 1995 and the reinvestment of any dividends. The comparisons in the graph below are based upon historical data and are not indicative of, nor intended to forecast, future performance of the Company's Common Stock.

                          TOTAL RETURN TO SHAREHOLDERS

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]

                                                             Cumulative Total Return
                                     ----------------------------------------------------------------------
                                           12/95       12/96      12/97       12/98       12/99      12/00
                                           -----       -----      -----       -----       -----      -----
ENOVA SYSTEMS, INC.                       100.00       50.00      13.82        9.12       95.59      50.56
S & P SMALLCAP 600                        100.00      121.32     152.36      156.52      175.93     196.69
PEER GROUP                                100.00       80.24      72.89       59.60      108.85      93.62



                      JANUARY 1, 1995 TO DECEMBER 31, 2000



1) Companies included in the peer group index are Amerigon, Inc. (ARGNA), Electric Fuel Corp. (EFCX), Electrosource, Inc. (ELSI), Energy Conversion Devices, Inc. (ENER), Unique Mobility (UQM), and Valence Technology, Inc.
(VLNC).

Employment Agreements

         Carl D. Perry, Chief Executive Officer of the Company, has no employment agreement and is an "at will" employee with the Company.

         SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's Directors, executive officers and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file reports of ownership and changes in ownership of the Company's Common Stock to the Securities and Exchange Commission ("SEC"). Copies of these reports are also required to be delivered to the Company.

         The Company believes, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons, that during fiscal 2000, all Reporting Persons complied with all applicable filing requirements.


SHAREHOLDER PROPOSALS

         To be considered for presentation to the annual meeting of the Company's shareholders to be held in 2002, a shareholder proposal must be received by Carl D. Perry, Chief Executive Officer, Enova Systems, Inc., 19850 South Magellan Drive, Torrance, California, no later than February 28, 2002.

OTHER MATTERS

         The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

         It is important that the proxies be returned promptly and that your shares be represented. Shareholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                           By Order of the Board of Directors,


                                           /s/ Carl D. Perry
                                           -----------------
                                           Carl D. Perry
                                           President and Chief Executive Officer


October 23, 2001
Torrance, California

                                    EXHIBIT A

             FORM OF ONE-FOR-TWENTY REVERSE STOCK SPLIT RESOLUTIONS

         RESOLVED, that, prior to the Company's next Annual Meeting of Shareholders, on the condition that no other amendment to the Company's Certificate of Incorporation shall have been filed prior to such annual meeting effecting a reverse stock split of the Common Stock, Article III of the Restated and Amended Certificate of Incorporation of Enova Systems, Inc. be amended by the addition of the following text immediately following the first paragraph of
Article III:

              "On the effective date of this amendment to the Restated and Amended Certificate of Incorporation (the "Effective Date"), each one (1) share of Common Stock issued and outstanding immediately prior to the Effective Date shall automatically be converted into and reconstituted as 1/20th of a share of Common Stock (the "Reverse Stock Split"). No fractional shares of Common Stock shall be issued upon the Reverse Stock Split. In lieu thereof, each beneficial shareholder whose shares of Common Stock are not evenly divisible by twenty will receive a cash payment therefor in an amount equal to the product obtained by multiplying (i) the average of the high bid and low asked per share prices of the Common Stock as reported on the NASDAQ electronic "Bulletin Board" on the Effective Date (adjusted if necessary to reflect the per share price of the Common Stock without giving effect to the conversion and reconstitution of the Common Stock effected hereby) by (ii) the number of shares of Common Stock held by such holder that would otherwise have been exchanged for such fractional share of Common Stock."

         FURTHER RESOLVED, that at any time prior to the filing of the foregoing amendment to the Company's Restated and Amended Certificate of Incorporation effecting the Reverse Stock Split, notwithstanding authorization of the proposed amendment by the stockholders of the Company, the Board of Directors may abandon such proposed amendment without further action by the stockholders.

                                    EXHIBIT B

             FORM OF ONE-FOR-FIFTEEN REVERSE STOCK SPLIT RESOLUTIONS

         RESOLVED, that, prior to the Company's next Annual Meeting of Shareholders, on the condition that no other amendment to the Company's Certificate of Incorporation shall have been filed prior to such annual meeting effecting a reverse stock split of the Common Stock, Article III of the Restated and Amended Certificate of Incorporation of Enova Systems, Inc. be amended by the addition of the following text immediately following the first paragraph of
Article III:

              "On the effective date of this amendment to the Restated and Amended Certificate of Incorporation (the "Effective Date"), each one (1) share of Common Stock issued and outstanding immediately prior to the Effective Date shall automatically be converted into and reconstituted as 1/15th of a share of Common Stock (the "Reverse Stock Split"). No fractional shares of Common Stock shall be issued upon the Reverse Stock Split. In lieu thereof, each beneficial shareholder whose shares of Common Stock are not evenly divisible by twenty will receive a cash payment therefor in an amount equal to the product obtained by multiplying (i) the average of the high bid and low asked per share prices of the Common Stock as reported on the NASDAQ electronic "Bulletin Board" on the Effective Date (adjusted if necessary to reflect the per share price of the Common Stock without giving effect to the conversion and reconstitution of the Common Stock effected hereby) by (ii) the number of shares of Common Stock held by such holder that would otherwise have been exchanged for such fractional share of Common Stock."

         FURTHER RESOLVED, that at any time prior to the filing of the foregoing amendment to the Company's Restated and Amended Certificate of Incorporation effecting the Reverse Stock Split, notwithstanding authorization of the proposed amendment by the stockholders of the Company, the Board of Directors may abandon such proposed amendment without further action by the stockholders.

                                    EXHIBIT C

               FORM OF ONE-FOR-TEN REVERSE STOCK SPLIT RESOLUTIONS

         RESOLVED, that, prior to the Company's next Annual Meeting of Shareholders, on the condition that no other amendment to the Company's Certificate of Incorporation shall have been filed prior to such annual meeting effecting a reverse stock split of the Common Stock, Article III of the Restated and Amended Certificate of Incorporation of Enova Systems, Inc. be amended by the addition of the following text immediately following the first paragraph of
Article III:

              "On the effective date of this amendment to the Restated and Amended Certificate of Incorporation (the "Effective Date"), each one (1) share of Common Stock issued and outstanding immediately prior to the Effective Date shall automatically be converted into and reconstituted as 1/10th of a share of Common Stock (the "Reverse Stock Split"). No fractional shares of Common Stock shall be issued upon the Reverse Stock Split. In lieu thereof, each beneficial shareholder whose shares of Common Stock are not evenly divisible by twenty will receive a cash payment therefor in an amount equal to the product obtained by multiplying (i) the average of the high bid and low asked per share prices of the Common Stock as reported on the NASDAQ electronic "Bulletin Board" on the Effective Date (adjusted if necessary to reflect the per share price of the Common Stock without giving effect to the conversion and reconstitution of the Common Stock effected hereby) by (ii) the number of shares of Common Stock held by such holder that would otherwise have been exchanged for such fractional share of Common Stock."

         FURTHER RESOLVED, that at any time prior to the filing of the foregoing amendment to the Company's Restated and Amended Certificate of Incorporation effecting the Reverse Stock Split, notwithstanding authorization of the proposed amendment by the stockholders of the Company, the Board of Directors may abandon such proposed amendment without further action by the stockholders.

                                    EXHIBIT D

              FORM OF ONE-FOR-FIVE REVERSE STOCK SPLIT RESOLUTIONS

         RESOLVED, that, prior to the Company's next Annual Meeting of Shareholders, on the condition that no other amendment to the Company's Certificate of Incorporation shall have been filed prior to such annual meeting effecting a reverse stock split of the Common Stock, Article III of the Restated and Amended Certificate of Incorporation of Enova Systems, Inc. be amended by the addition of the following text immediately following the first paragraph of
Article III:

         "On the effective date of this amendment to the Restated and Amended Certificate of Incorporation (the "Effective Date"), each one (1) share of Common Stock issued and outstanding immediately prior to the Effective Date shall automatically be converted into and reconstituted as 1/5th of a share of Common Stock (the "Reverse Stock Split"). No fractional shares of Common Stock shall be issued upon the Reverse Stock Split. In lieu thereof, each beneficial shareholder whose shares of Common Stock are not evenly divisible by twenty will receive a cash payment therefor in an amount equal to the product obtained by multiplying (i) the average of the high bid and low asked per share prices of the Common Stock as reported on the NASDAQ electronic "Bulletin Board" on the Effective Date (adjusted if necessary to reflect the per share price of the Common Stock without giving effect to the conversion and reconstitution of the Common Stock effected hereby) by (ii) the number of shares of Common Stock held by such holder that would otherwise have been exchanged for such fractional share of Common Stock."


         FURTHER RESOLVED, that at any time prior to the filing of the foregoing amendment to the Company's Restated and Amended Articles of Incorporation effecting the Reverse Stock Split, notwithstanding authorization of the proposed amendment by the shareholders of the Company, the Board of Directors may abandon such proposed amendment without further action by the shareholders.

                                    EXHIBIT E

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                             OF ENOVA SYSTEMS, INC.

I.       AUTHORITY

         The Audit Committee (the Committee) of the Board of Directors (the Board) of Enova Systems, Inc. (the Company) shall be subject to the bylaws of the Company, as in effect from time to time.

II.      PURPOSE

         The purpose of the Committee shall be to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting and internal control functions of the Company and its subsidiaries.

         The Committee shall oversee the audit efforts of the Company's independent accountants and, in that regard, shall take such actions as it may deem necessary to satisfy itself that the Company's auditors are independent of management. It is the objective of the Committee to maintain free and open means of communications among the Board, the independent accountants and the financial and senior management of the Company.

III.     COMPOSITION

         The Committee shall be comprised of at least three members of the Board. The members of the Committee and its Chairperson (the Committee Chairperson) will be appointed by and serve at the discretion of the Board.

         Each member of the Committee shall be an independent director within the meaning of the NASDAQ rules and, as such, shall be free from any relationship that may interfere with the exercise of his or her independent judgment as a member of the Committee. Notwithstanding the foregoing, as permitted by the NASDAQ rules, under exceptional and limited circumstances, one director who does not meet certain of the criteria for "independence" may be appointed to the Committee if the Board determines in its business judgment that membership on the Committee by such person is required by the best interests of the Company and its stockholders and the Company discloses in the annual proxy statement the nature of such person's relationship and the reasons for the Board's determination. All members of the Committee shall be financially literate at the time of their election to the Committee or shall become financially literate within a reasonable period of time after their appointment to the Committee. Financial literacy shall be determined by the Board in the exercise of its business judgment, and shall include a working familiarity with basic finance and accounting practices and an ability to read and understand fundamental financial statements. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or senior officer with financial oversight responsibilities. The Board in the exercise of its business judgment shall determine such qualification.

         The Committee shall ensure when required that the Company provides the NASDAQ, on a one-time basis and then upon any subsequent amendment to the Committee's charter or upon a change in the composition of the Committee, with written confirmation regarding:

         (1) Any   determination   that  the  Board  has  made   regarding   the
             independence of the Committee members;

         (2) The financial literacy of the Committee members;

         (3) The determination that at least one of the Committee members has past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication; and

         (4) The  annual  review  and   reassessment  of  the  adequacy  of  the
             Committee's charter.

IV.      MEETINGS

         The Committee shall hold at least one regular meeting per year and additional meetings as the Committee Chairperson or Committee deems appropriate. The Committee shall also meet at least once per year with management, and the Company's independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups or persons believe should be discussed privately. In addition, the Committee (or the Chairman) should meet or confer with the independent accountants and management quarterly to review the Company's periodic financial statements prior to their filing with the Securities and Exchange Commission (the ASEC@). The Chairman should work with the Chief Financial Officer and management to establish the agendas for Committee meetings. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary.

V.       MINUTES AND REPORTS

         Minutes of each meeting of the Committee shall be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Committee Chairperson shall report to the Board from time to time, or whenever so requested by the Board.

VI.      DUTIES AND RESPONSIBILITIES

         In carrying out its duties and responsibilities, the Committee's policies and procedures should remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. The Committee should review and reassess annually the adequacy of the Committee's charter. The charter must specify: (1) the scope of the Committee's responsibilities and how it carries out those responsibilities, (2) the ultimate accountability of the Company's independent auditors to the Board and the Committee, (3) the responsibility of the Committee and the Board for the selection, evaluation and replacement of the Company's independent auditors, and (4) that the Committee is responsible for ensuring that the Company's independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships between the independent auditors and the Company and that the Committee is responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and for recommending that the Board take appropriate action to ensure the independence of the independent auditors.

         While there is no blueprint to be followed by the Committee in carrying out its duties and responsibilities, the Committee shall have full power and authority to carry out the following:

         Selection and Evaluation of Auditors

         1. Make recommendations to the Board as to the selection of the firm of independent public accountants to audit the books and accounts of the Company and its subsidiaries for each fiscal year;

         2. Review and approve the Company's independent auditors' annual engagement letter, including the proposed fees contained therein;

         3. Review the performance of the Company's independent auditors and make recommendations to the Board regarding the replacement or termination of the independent auditors when circumstances warrant;

         4. Oversee the independence of the Company's independent auditors by, among other things:

                 4.1 requiring the independent auditors to deliver to the Committee on a periodic basis a formal written statement delineating all relationships between the independent auditors and the Company; and

                 4.2 actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and recommending that the Board take appropriate action to satisfy itself of the auditors' independence;

         5. Instruct the Company's independent auditors that they are ultimately accountable to the Committee and the Board, and that the Committee and the Board are responsible for the selection (subject to shareholder approval if determined by the Board), evaluation and termination of the Company's independent auditors;

Oversight of Annual Audit and Quarterly Reviews


         6. Review and accept, if appropriate, the annual audit plan of the Company's independent auditors, including the scope of audit activities, and monitor such plan's progress and results during the year;

         7. Confirm through private discussions with the Company's independent auditors and the Company's management that no management restrictions are being placed on the scope of the independent auditors' work;

         8. Review the results of the year-end audit of the Company, including (as applicable):

                 8.1 the audit report, the published financial statements, the management representation letter, the Memorandum Regarding Accounting Procedures and Internal Control or similar memorandum prepared by the Company's independent auditors, any other pertinent reports and management's responses concerning such memorandum;

                 8.2 the qualitative judgments of the independent auditors about the appropriateness, not just the acceptability, of accounting principle and financial disclosure practices used or proposed to be adopted by the Company and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates;

                 8.3 the methods used to account for significant unusual transactions;

                 8.4  the  effect  of   significant   accounting   policies   in
                      controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

                 8.5 management's process for formulating sensitive accounting estimates and the reasonableness of these estimates;

                 8.6  significant recorded and unrecorded audit adjustments;

                 8.7 any material accounting issues among management and the independent auditors; and

                 8.8 other matters required to be communicated to the Committee under generally accepted auditing standards, as amended, by the independent auditors;

         9. Review with management and the Company's independent auditors such accounting policies (and changes therein) of the Company, including any financial reporting issues which could have a material impact on the Company's financial statements, as are deemed appropriate for review by the Committee prior to any interim or year-end filings with the SEC or other regulatory body;

         10. Confirm that the Company's interim financial statements included in Quarterly Reports on Form 10-Q have been reviewed by the Company's independent auditors;

Oversight of Financial Reporting Process and Internal Controls

         11. Review the adequacy and effectiveness of the Company's accounting and internal control policies and procedures through inquiry and discussions with the Company's independent auditors and management of the Company;

         12. Reviewwith management the Company's administrative, operational and accounting internal controls, including controls and security of the computerized information systems, and evaluate whether the Company is operating in accordance with its prescribed policies, procedures and codes of conduct;

         13. Reviewwith management and the independent auditors any reportable conditions and material weaknesses, as defined by the American Institute of Certified Public Accountants, affecting internal control;

         14. Receive periodic reports from the Company's independent auditors and management of the Company to assess the impact on the Company of significant accounting or financial reporting developments proposed by the Financial Accounting Standards Board or the SEC or other regulatory body, or any other significant accounting or financial reporting related matters that may have a bearing on the Company;

         15. Establish and maintain free and open means of communication between and among the Board, the Committee, the Company's independent auditors and management;

Other Matters

         16. Meet annually with the general counsel, and outside counsel when appropriate, to review legal and regulatory matters, including any matters that may have a material impact on the financial statements of the Company;

         17. Prepare a report to be included in each annual proxy statement (or, if not previously provided during the fiscal year, any other proxy statement or consent statement relating to the election of directors) of the Company commencing after December 15, 2000 which states, among other things, whether:

                 17.1 the Committee has reviewed and discussed  with  management the audited financial statements to be included in the Company's Annual Report on Form 10-K;

                 17.2 the Committee has discussed with the Company's independent auditors the matters that the auditors are required to discuss with the Committee by Statements on Auditing Standard No. 61, (as it may be modified or supplemented);

                 17.3 the Committee has received the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent auditors their independence; and

                 17.4 based  on  the  review  and   discussions   described   in
                      subsections (a), (b) and (c) above, the Committee has recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the SEC;

         18. Review the Company's policies relating to the avoidance of conflicts of interest and review past or proposed transactions between the Company and members of management as well as policies and procedures with respect to officers' expense accounts and perquisites, including the use of corporate assets. The Committee shall consider the results of any review of these policies and procedures by the Company's independent auditors;

         19. Obtain from the independent  auditors any  information  pursuant to
             Section 10A of the Securities Exchange Act of 1934;

         20. Conduct or authorize investigations into any matters within the Committee's scope of responsibilities, including retaining outside counsel or other consultants or experts for this purpose; and

         21. Perform such other  functions  and have such other powers as may be
             necessary  or  convenient   in  the  efficient   discharge  of  the
             foregoing.

With respect to the duties and responsibilities listed above, the Committee should:

         22. Report regularly to the Board on its activities, as appropriate;

         23. Exercise reasonable diligence in gathering and considering all material information;

         24. Understand and weigh alternative courses of conduct that may be available;

         25. Focus on weighing  the  benefit  versus harm to the Company and its
             shareholders  when  considering   alternative   recommendations  or
             courses of action;

         26. If the Committee deems it appropriate, secure independent expert advice and understand the expert's findings and the basis for such findings, including retaining independent counsel, accountants or others to assist the Committee in fulfilling its duties and responsibilities; and

         27. Provide management and the Company's independent auditors with appropriate opportunities to meet privately with the Committee.

                                      * * *

         While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for planning or conducting the audit or for determining whether the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Similarly, it is not the responsibility of the Committee to resolve disagreements, if any, between management and the independent auditors or to ensure that the Company complies with all laws and regulations.

                                  *************

                               ENOVA SYSTEMS, INC.
           This Proxy is Solicited on Behalf of the Board of Directors
                     For the Annual Meeting of Stockholders
                                November 13, 2001

The undersigned stockholder of common stock and/or series A preferred stock of ENOVA SYSTEMS, INC., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated October 22, 2001, and the Annual Report on Form 10-K for the year ended December 31, 2000, and hereby appoints Carl D. Perry and John J. Micek, III, or any of them, proxies, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Shareholders of ENOVA SYSTEMS, INC. to be held on Tuesday, November 13, 2001, at 8:30 a.m., local time at ENOVA SYSTEMS, INC.'s principal executive office located at 19850 South Magellan Drive, Torrance, California 90502, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock and Series A Preferred Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

PROPOSAL 1.  To authorize the Board of Directors to effect a reverse stock split of the Company's Common Stock in a ratio of one-for-twenty at any time until the next Annual Meeting of Shareholders;

      [ ] FOR                   [ ] AGAINST                [ ] ABSTAIN

PROPOSAL 2.  To authorize the Board of Directors to effect a reverse stock split of the Company's Common Stock in a ratio of one-for-fifteen at any time until the next Annual Meeting of Shareholders;

      [ ] FOR                   [ ] AGAINST                [ ] ABSTAIN

PROPOSAL 3.  To authorize the Board of Directors to effect a reverse stock split of the Company's Common Stock in a ratio of one-for-ten at any time until the next Annual Meeting of Shareholders;

      [ ] FOR                   [ ] AGAINST                [ ] ABSTAIN

PROPOSAL 4.  To authorize the Board of Directors to effect a reverse stock split of the Company's Common Stock in a ratio of one-for-five at any time until the next Annual Meeting of Shareholders;

      [ ] FOR                   [ ] AGAINST                [ ] ABSTAIN

PROPOSAL 5.  To elect Anthony Rawlinson, Carl D. Perry, Malcolm R. Currie, Edwin
             O. Riddell and James M. Strock as Directors of the Enova Systems, Inc. to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified;

[ ] FOR all nominees listed below   [ ] WITHHOLD AUTHORITY to vote (except as
                                        indicated) for all nominees listed below

    If you wish to withhold authority to vote for any individual nominee, strike a line through the nominees's name in the following list below:

              Anthony Rawlinson, Carl D. Perry, Malcolm R. Currie,
                       Edwin O. Riddell, James M. Strock

PROPOSAL 7.  To ratify  the  appointment  of Moss  Adams LLP as the  independent auditors for the Company for the year ending December 31, 2001;

      [ ] FOR                   [ ] AGAINST                [ ] ABSTAIN


         THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR ALL OF THE PROPOSALS SET FORTH ABOVE AND AS SAID DEEMED ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                                          -----------------------------------
                                                        Signature

                                          -----------------------------------
                                                        Signature

                                          Dated:_________________________2001

                                          This proxy should be marked, dated and
                                          signed by the  stockholder(s)  exactly
                                          as his or her name appears hereon, and
                                          returned   promptly  in  the  envelope
                                          enclosed.   Persons   signing   in   a
                                          fiduciary capacity should so indicate.
                                          If shares  are by joint  tenants or as
                                          community property, both should sign.

                               ENOVA SYSTEMS, INC.
           This Proxy is Solicited on Behalf of the Board of Directors
                     For the Annual Meeting of Stockholders
                                November 13, 2001

The undersigned stockholder Series B preferred stock of ENOVA SYSTEMS, INC., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated October 22, 2001, and the Annual Report on Form 10-K for the year ended December 31, 2000, and hereby appoints Carl D. Perry and John J. Micek, III, or any of them, proxies, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Shareholders of ENOVA SYSTEMS, INC. to be held on Tuesday, November 13, 2001, at 8:30 a.m., local time at ENOVA SYSTEMS, INC.'s principal executive office located at 19850 South Magellan Drive, Torrance, California 90502, and at any adjournment or adjournments thereof, and to vote all shares of Series B Preferred Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.


PROPOSAL 1.   To  authorize  the Board of  Directors  to effect a reverse  stock split of the Company's Common Stock in a ratio of one-for-twenty at any time until the next Annual Meeting of Shareholders;

      [ ] FOR                    [ ] AGAINST               [ ] ABSTAIN

PROPOSAL 2.   To  authorize  the Board of  Directors  to effect a reverse  stock split of the Company's Common Stock in a ratio of one-for-fifteen at any time until the next Annual Meeting of Shareholders;

      [ ] FOR                    [ ] AGAINST               [ ] ABSTAIN

PROPOSAL 3.   To  authorize  the Board of  Directors  to effect a reverse  stock split of the Company's Common Stock in a ratio of one-for-ten at any time until the next Annual Meeting of Shareholders;

      [ ] FOR                    [ ] AGAINST               [ ] ABSTAIN

PROPOSAL 4.   To  authorize  the Board of  Directors  to effect a reverse  stock split of the Company's Common Stock in a ratio of one-for-five at any time until the next Annual Meeting of Shareholders;

      [ ] FOR                    [ ] AGAINST               [ ] ABSTAIN

PROPOSAL 5.   To elect Donald Dreyer and John J. Micek,  III as Directors of the
              Enova Systems, Inc. to serve until the next Annual Meeting of Shareholders or until their respective successor is elected and qualified;

 [ ] FOR all nominees listed below   [ ] WITHHOLD AUTHORITY to vote (except as
                                       indicated) for all nominees listed below:

     If you wish to withhold authority to vote for any individual nominee, strike a line through the nominees's name in the following list below:

                       Donald Dreyer, John J. Micek, III

PROPOSAL 6.   To ratify the  appointment  of Moss  Adams LLP as the  independent auditors for the Company for the year ending December 31, 2001;

      [ ] FOR                    [ ] AGAINST               [ ] ABSTAIN


         THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR ALL OF THE PROPOSALS SET FORTH ABOVE AND AS SAID DEEMED ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                                          -----------------------------------
                                                        Signature

                                          -----------------------------------
                                                        Signature

                                          Dated:_________________________2001

                                          This proxy should be marked, dated and
                                          signed by the  stockholder(s)  exactly
                                          as his or her name appears hereon, and
                                          returned   promptly  in  the  envelope
                                          enclosed.   Persons   signing   in   a
                                          fiduciary capacity should so indicate.
                                          If shares  are by joint  tenants or as
                                          community property, both should sign.